                                                                   EXHIBIT 10.15


                          UNITED OLYMPIC LIFE BUILDING


                                ---------------

                                LEASE AGREEMENT

                                    BETWEEN

                 DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.

                                     Lessor

                                      and

                             ASYMETRIX CORPORATION

                                     Lessee

                          UNITED OLYMPIC LIFE BUILDING
                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (The "LEASE"), dated the 24th day of May 1991, is by
                                                   --------    --------
and between DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., A DELAWARE LIMITED
            ---------------------------------------------
PARTNERSHIP, hereinafter called "Lessor", and ASYMETRIX CORPORATION, A
                                          ----------------------------
WASHINGTON CORPORATION hereinafter called "Lessee".  As parties hereto, Lessor
----------------------
and Lessee agree:

     1.  LEASE DATA AND EXHIBITS.  The following terms as used herein shall have
         -----------------------
the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:


     (a) Building: Known as United Olympic Life Building, Bellevue, Washington, or such other name as Lessor may designate from time to time, situated on a portion of the real property more particularly described in Section 2 hereof.

     (b)  Premises:  Consisting of 25,626 net rentable square feet on the
                                   ------
          seventh (7) floor, Suite 717 of the Building, as outlined on the floor
          -----------              ---
          plan(s) attached hereto as Exhibit C, including tenant improvements, if any, as described in Exhibit A.

     (c)  Floor Areas:  The agreed net rentable area of the Premises is 25,626
                                                                        ------
          net rentable square feet and of the Building is 213,000 square feet.

     (d)  Commencement Date:  November 1, 1991.
                              ----------------

     (e)  Expiration Date:  October 31, 1996.
                            ----------------

     (f)  Lease Term:  Five (5) years.
                       --------------

     (g)  Base Monthly Rent:  $    *    per month, payable in advance on or
                                -------
          before the first day of each month per Section 3 hereof.  The total
          monthly rent is based on $    *    per square foot per year of net
                                    ---------
          rentable area and is subject to adjustment as provided in Section 9 hereof.

          *    See Attachment I; Special Provisions No. 1.

     (h)  Security Deposit:  $   N/A .
                                ------



     (i)  Notice Addresses:

          Lessor:  Dean Witter Realty Income Partnership II, L.P.
                   ----------------------------------------------

                    c/o  Koehler, McFadyen & Company
                    --------------------------------

                    110-110 Avenue N.E., Suite 300
                    ------------------------------

                    Bellevue, Washington 98004
                    --------------------------

          Lessee:   Asymetrix Corporation
                    ---------------------

                    110-110 Avenue N.E., Suite 717
                    ------------------------------

                    Bellevue, Washington 98004
                    --------------------------


     (j)  Exhibits:  The following exhibits or riders are made a part of this
          Lease:

          ATTACHEMENT I - SPECIAL PROVISIONS
          ATTACHEMENT II - RULES AND REGULATIONS
          EXHIBIT A - TENANT IMPROVEMENTS
          EXHIBIT B - LESSEE'S PLAN REQUIREMENTS
          EXHIBIT C - FLOOR PLAN OF LEASED PREMISES
          EXHIBIT D - COMMON AREA IMPROVEMENT WORKLIST

     2.  PREMISES.  Lessor does hereby lease to Lessee, and Lessee does hereby
         --------
lease from Lessor, upon the terms and conditions herein set forth, the Premises described in Section 1 (b) hereof as shown on Exhibit C attached hereto and incorporated herein, situated on the real property in Bellevue, King County, Washington, described as follows:

That portion of the Southwest quarter of the Northeast quarter of Section 32, Township 25 North, Range 5 East, W.M., in King County, Washington, described as follows:

     Benning at the intersection of the East margin of 110th Avenue Northeast, as now established with a line parallel to and 277.5 North of, when measured at right angles to the East-West centerline of said Section 32; thence Easterly along said parallel line to a point in linen parallel to and 476.8 feet West of, when measured at right angles, to the East line of said subdivision; thence Northerly along said parallel line to a point in a line parallel to and 577.5 feet North of, when measured at right angles to, the said center line of said Section; thence Westerly along said parallel line, 14.09 feet to a point in a line parallel to and 162.00 feet West of, when measured at rights angles to, the East line of the West three quarters of the South half of said subdivision; thence Northerly along said parallel line to the South margin of Northeast Second Street as now established; thence Westerly along said South margin of Northeast Second Street as to the said East margin of 110th Avenue Northeast; thence Southerly along said East margin to the point of beginning.

     3.  RENT.  Lessee agrees to and shall pay to Lessor, the monthly rental
         ----
stated in paragraph 1(g) in advance on the first day of each calendar month during the Lease Term, at the office of Lessor, Suite 1801, 1601 5th Avenue, Seattle, Washington 98101 or at such other place as Lessor may from time to time designate in writing. Rent payable for any period of less than one calendar month shall equal 1/30 of the monthly rental for each day of such period, and shall be payable on the first day of such period.

     4.  ACCEPTANCE OF PREMISES.  Except for those punchlist items* scheduled by
         ----------------------
Lessor and Lessee prior to the Lease Commencement Date, Lessee's occupancy of the Premises shall be deemed to constitute acceptance of same and acknowledgment by Lessee that Lessor has fully complied with its obligations hereunder to construct and deliver to Lessee the Premises. Lessor shall have the right to enter the Premises to complete or repair any such unfinished items** and entry by Lessor, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Lessee to any abatement or diminution of Rent or relieve Lessee of any of its obligations under this Lease, or impose any liability upon Lessor or its agents, servants, employees or contractors.

     *   and latent defects not evidence at time of inspection,

     **  or latent defects

     5.  POSSESSION.  If Lessor fails to deliver possession of Premises ready
         ----------
for occupancy at the Commencement Date of the Lease Term, Lessor shall not be liable for any damage caused thereby, nor shall this Lease become void or voidable, but in such event, no Rent shall be payable by Lessee to Lessor for any portion of the Lease Term until Lessor can deliver possession of Premises to Lessee ready for occupancy by Lessee. If the Commencement Date of the Lease Term is delayed, the Expiration Date will be extended by a like period of time. If Lessee, with Lessor's permission, enters into possession of Premises prior to Commencement Date of the Lease Term, all of the terms and conditions of this Lease shall apply during such prior period, including payment of Rent at the Monthly Rate stated in Section 1(g) and Additional Rent. The expansion area of the Premises shall be deemed substantially complete and ready for occupancy on the date the Lessor receives approval from the City of Bellevue for occupancy of the Premises.

     6.  SECURITY DEPOSIT.  As security for the full and faithful performance of
         ----------------
every covenant and condition of this Lease to be performed by Lessee, Lessee has paid to Lessor the Security Deposit as specified in Section 1(h) hereof, receipt of which is hereby acknowledged. If Lessee shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent, Additional Rent or any other payment due under this Lease, Lessor may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which Lessor may be required to spend or incur by reason of Lessee's default or any other sum which Lessor may in its reasonable discretion deem necessary to spend or incur by reason of Lessee's default. In such event, Lessee shall, within five (5) days of written demand therefore by Lessor, deposit with Lessor the amount so applied. If Lessee shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the Security Deposit then held by Lessor shall be repaid to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) within thirty (30) days after the Expiration Date or sooner termination of this Lease. In the event of Lessee's default under this Lease, Lessor's right to retain the Security Deposit shall be deemed to be in addition to any and all other rights and remedies at law or in equity available to Lessor. Lessor shall not be required to keep any Security Deposit separate from its general funds and Lessee shall not be entitled to any interest thereon.

     7.  USE.  Lessee shall use and occupy the Premises only for general office
         ---
purposes and for no other purposes without Lessor's prior written consent. Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.


     8.  SERVICES AND UTILITIES.
         ----------------------

     a. Standard Services. Lessor shall cause the Premises and the public and common areas of the Building, such as lobbies, elevators, stairs, corridors and restrooms, to be maintained in reasonably good order and condition consistent with the operation and maintenance of the Building as a first-class office building in Bellevue, except for damage occasioned by any act or omission of Lessee or Lessee's officers, contractors, agents, invitees, licensees or employees, the repair of which damage shall be paid for by Lessee.

     From 7:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m. to 1:00 p.m. on Saturday, excluding legal holidays ("Normal Business Hours"), Lessor shall furnish the Premises with electricity for lighting and operation of standard office machines, water, heat and air conditioning, and elevator service.

     During all other hours, Lessor shall furnish such services, including elevator service as reasonably required to provide access to the Premises, except for heat and air conditioning. If requested by Lessee, Lessor shall furnish heat and air conditioning at times other than Normal Business Hours and the * cost of such services as established by Lessor shall be paid by Lessee as Additional Rent. Lessor shall also provide lamp replacement services for building standard fluorescent light fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided on legal holidays. The costs of any janitorial or other service provided or cause to be provided by Lessor to Lessee which are in addition to the services ordinarily provided to Building tenants shall be paid to Lessor in the manner provided for payment of Rent in Section 3 of this Lease.**


     *    reasonable

     ** Administration fees resulting from such services shall not exceed 5% of the cost of the service.


     Lessor shall be obligated to provide the services and utilities as outlined herein only so long as Lessee is not in default per the terms of this Lease.

     b. Interruption of Services. Lessor shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever***, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike or conditions or events beyond Lessor's reasonable control shall be deemed an eviction of Lessee or relieve Lessee from any of

Lessee's obligations hereunder. Provided however, that if the Premises should become not reasonably suitable for Lessee's use as a consequence of the cessation of utilities or other services required to be provided to the Premises by Lessor that continues for five successive business days or more (an "Event Interfering with Lessee's Use"), then Lessee shall be entitled to an abatement or rent to the extent of the interference with Lessee's use of the Premises occasioned thereby provided Lessor uses good faith efforts to restore services as quickly as possible. Provided further, that if the Event Interfering with Lessee's Use cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Lessee's intended use within 120 days following the occurrence of such event, then in addition to its other rights, Lessee shall be entitled to terminate this Lease by written notice to Lessor.****

     ***   unless caused by Lessor's negligence.

     ****  See Attachment I, Special Provisions No. 10

     c. Additional Services. Lessee will not, without the written consent of Lessor, use any apparatus or device in the Premises using current in excess of 110 volts; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water. If Lessee shall require water or electric current in excess of that usually furnished or supplied during Normal Business Hours or other than Normal Business Hours, for use of the Premises as general office space, Lessee shall first procure the consent of Lessor to the use thereof and Lessor may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid by the Lessee and Lessee agrees to pay to Lessor promptly upon demand therefore by Lessor for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the City of Bellevue or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.*****

     ***** Lessee and Lessor acknowledge that Lessor is currently submetering Lessee's supplemental HVAC and will continue to submeter consumption of such non-standard electric usage.

     9.     * RENTAL ADJUSTMENTS, OPERATING COSTS.
              -----------------------------------


     * For additional language of this Section, see Attachment I Special Provisions No. 1.


     (a) Definitions. In addition to the Rent provided in Section 1(g) of this Lease, Lessee shall pay to Lessor increases under this Section 9 as "Additional Rent," utilizing the following definitions:

            (i) "Operating Costs" shall include Costs of Energy, Real Property Taxes, and Other Operating Costs.

                (1) "Real Property Taxes" shall mean taxes on real property and personal property, and taxes on property of Lessee, as described in Section 9(i) below, which have not been paid by Lessee directly to the taxing authority; charges and assessments (or any installment thereof due during the Lease Year) levied with respect to the land, the Building, any improvements, fixtures and equipment, and all other property of Lessor, real or personal, used directly in the operation of the Building and located in or on the Building; and any taxes levied or assessed (or any installment thereof due during the Lease Year) in addition to or in lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Building or rents collected, but not included any federal or state income or franchise tax.

          (2) "Costs of Energy" shall mean all expenses paid or incurred by Lessor in the normal operation and maintenance of the Building for electricity, gas and similar energy sources, including any surcharges imposed.

          (3) "Other Operating Costs" shall mean all other expenses paid or incurred by Lessor for obtaining services and products for maintaining, operating and repairing the Building and the personal property used in conjunction therewith, including, without limitation, the costs of refuse collection, water, sewer and other utilities services (excluding costs included in the Cost of Energy), supplies, janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, its equipment and the land upon which it is situated, insurance premiums, licenses, permits, and inspection fees, customary management fees, legal and accounting expenses and any other expense or charge whether or not hereinabove described which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building, excluding or deducting, as appropriate:

          (A) Costs of any special services rendered to individual tenants (including Lessee) for which a special charge is made;

          (B) Depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting principles (except Other Operating Costs shall include amortization of capital improvements made subsequent to the initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, provided that such amortization costs shall not exceed reasonably expected savings in operating costs resulting from such capital improvements.*

     * Said costs to be charged to Lessee based on an amortization over the useful life of said capital improvements.

          (ii) "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31, for the purposes of Section 9, Part 3 "Other Operating Costs".

          (iii) "Actual Operating Costs" shall mean the actual expenses paid or incurred by Lessor for Operating Costs during any Lease Year of the Lease Term hereof.

          (iv) "Actual Operating Costs Allocable to the Premises" shall mean the Lessee's share of the Actual Operating Costs determining by Lessee's percentage of the Building.

          (v) "Estimated Operating Costs Allocable to the Premises" shall mean Lessor's estimate of Operating Costs Allocable to the Premises for the following Lease Year to be given by Lessor to Lessee pursuant to Section 9(c) below.


     (b) "Operating Costs Base Amount". For purposes of this Section, the Operating Costs Base Amount for the initial Lease Term shall be the actual costs incurred by Lessor in the 1991 calendar year pursuant to Section 9(a) through 9(i) divided by the total building area as described in Section 1(c).

     (c) Additional Rent for Estimated Increases in Operating Costs. Prior to the commencement of each Lease Year during the Lease Term hereof, Lessor shall furnish Lessee a written statement of the Estimated Operating Costs Allocable to the Premises, for such Lease Year, and a calculation of the Additional Rent as follows: One-twelfth (1/12) of the amount, if any, by which such amount exceeds the Operating Costs Base Amount shall be Additional Rent payable by Lessee as provided in Section 3 for each month during such Lease Year.

     (d) Actual Operating Costs. Approximately 180 days after the close of each Lease Year during the Lease Term hereof for which an estimated statement was delivered to Lessee pursuant to subsection (c), or as soon thereafter as practicable, Lessor shall deliver to Lessee a written statement setting forth the Actual Operating Costs Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed Estimated Operating Costs Allocable to the Premises paid by Lessee to Lessor pursuant to subsection (c), Lessee shall pay the amount of such excess to Lessor as added Additional Rent within thirty (30) days after receipt of such statement by Lessee. If such statement shows such costs to be less than the amount paid by Lessee to Lessor pursuant to subsection (c), then the amount of such overpayment by Lessee shall be directly reimbursed by Lessor to Lessee or shall be credited by Lessor to the next immediate Rent payable by Lessee.

     (e) Determinations. The determination of Actual Operating Costs and Estimated Operating Costs Allocable to the Premises shall be made by Lessor. Lessor or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated above, which records shall be available for inspection by Lessee up to * days from receipt of the year end reconciliation statement.

     *   one-hundred eighty (180)

     (f) Beginning and End of Term. If this Lease shall commence or terminate on a day other than the first or last day of a Lease Year, the amount of any adjustment between estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which such commencement or termination occurs shall be prorated on the basis which the number of days of such Lease Year bears to 365; and any amount payable by Lessor to Lessee or Lessee to Lessor with respect to such adjustment shall be payable within thirty (30) days after delivery by Lessor to Lessee of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

     (g) Further Adjustment. In the event the average occupancy level of the Building for any Lease Year was or is not ninety percent (90%) of full occupancy, then the Estimated Costs and Actual Costs for such year shall be proportionately adjusted by Lessor to reflect those costs which would have occurred had the Building been ninety percent (90%) occupied during such year. Additionally, the Net Rentable Area of Building shall be similarly adjusted.

     (h) Base Rent. Notwithstanding anything to the contrary in this Section 9, the Rent payable by Lessee shall in no event be less than the Rent specified in
Section 1(g) of this Lease.

     (i) Personal Property Taxes. Lessee shall pay, prior to delinquency, all personal property taxes payable with respect to all property of Lessee located on the Premises or the Building and promptly, upon request of Lessor, shall provide written proof of such payment.

     10.  COMPLIANCE WITH LAW.  Lessee shall not use the Premises or permit
          -------------------
anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereinafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements or acts. The judgement of any court of competent jurisdiction or the admission of Lessee in an action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

     11.  ALTERATIONS.  Lessee shall not make or suffer to be made any
          -----------
alterations, additions or improvements * to or of the Premises or any part thereof without the written consent of Lessor, and any alterations, additions or improvements to or of said Premises, except movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Lessor. Any such alterations, additions or improvements shall be made by Lessee at Lessee's sole cost and expense and any contractor or person selected by Lessee to make the same must first be approved of in writing by Lessor.

     *  the cost of which is greater than $5000.

     12.  REPAIR  ** by entry hereunder Lessee accepts the Premises as being in
          ------
good, sanitary order, condition and repair. Lessee shall at Lessee's sole cost and expense keep the Premises and every part thereof in good condition and repair, damage thereto by fire, earthquake, act of God or the elements excepted. *** Lessee shall upon the Expiration Date or sooner termination of the Lease Term hereof, surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. It is specifically understood and agreed that Lessor has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises or the Building of which the Premises are a part have been made by Lessor to Lessee except as specifically herein set forth.

     **   Subject to Section 4, Acceptance of Premises,


     *** Except for special improvements, unique to Lessee's business and/or operations, made by Lessee or on Lessee's behalf in the Premises,

     13.  ABANDONMENT.  Lessee shall not vacate or abandon the *** Premises at
          -----------
any time during the Lease Term, and if Lessee shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned. Any expense incurred by Lessor in moving, storing or disposing of such property shall be paid by Lessee upon demand of Lessor.

     ***  majority of the

     14.   LIENS.  Lessee shall keep the Premises and the Building and
           -----
surrounding property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee.

     15.  * ASSIGNMENT AND SUBLETTING.  **  Lessee shall not assign, transfer,
            -------------------------
mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, and shall not sublet the said Premises, or any part thereof, or any right or privileged appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor, *** A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this Lease or will be considered a default of this Lease. This Lease shall not, nor shall any interest therein, be assignable as to the interest of Lessee by operation of law, without the written consent of Lessor. Any assignment of this Lease by Lessee shall not relieve Lessee of its obligations hereunder, including its obligation for payment of Rent and Additional Rent.

     * For additional language of this Section see Attachment I; Special Provisions No. 9
     **  Except as provided in Attachment I; Special Provisions No. 9
     *** which consent shall not be unreasonably withheld.

     Without limiting the generality of the foregoing, Lessor may condition its consent to any transfer upon satisfaction of all or any of the following conditions:

     (a) the net assets of the assignee, licensee, sublessee or other transferee or permittee (collectively "transferee") immediately prior to the transfer shall not be less than the greater of the net assets of Lessee immediately prior to the transfer or the net assets of Lessee at the time of the signing of this Lease;

     (b) such transfer shall not adversely affect the quality and type of business operation which Lessee has conducted theretofore;

     (c) such transferee shall assume in writing, on a form acceptable to Lessor, all of Lessee's obligations hereunder and Lessee shall provide Lessor with a copy of such assumption/transfer document;

     (d) Lessee shall pay to Lessor **** to reimburse Lessor for costs and expenses incurred with respect to the transfer, including, without limitation, review of financial materials, meetings with representatives of transferor and/or transferee and preparation, review, approval and execution of the required transfer documentation;

     (e) Lessee to which the Premises were initially leased shall continue to remain liable under this Lease for the performance of all terms, including, but not limited to, payment of Rent and Additional Rent due under this Lease;

     (f) each of Lessor's Mortgagees shall have consented in writing to such transfer; and

     (g) such other conditions as Lessor may, in its sole and absolute discretion, deem appropriate.

     **** , prior to the effective date of transfer, all actual and reasonable out-of-pocket expenses up to $1000 without prior approval of Lessee


     16.  WAIVER OF SUBROGATION.  Lessor and Lessee do each herewith and hereby
          ---------------------
     release and relieve the other from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in the Premises or the Building and including the Building itself, arising out of or incident to the occurrence of any of the perils which may be covered by the fire and lightning insurance policy, with extended coverage endorsement, in common use in the Bellevue locality, or (ii) loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which may be covered by the business interruption insurance policy and by the loss of rental income insurance policy in common use in the Bellevue locality whether the loss or damage is due to the negligence of either said parties, their agents or employees, or any other cause. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver to the extent such waivers are reasonably available.

     17.  ACCIDENT - INDEMNITY.  Lessee shall defend and indemnify Lessor and
          --------------------
     save it harmless from and against any and all liability, damages, costs, or expenses, including attorneys' fees, arising from any act, omission, or negligence of Lessee, or the officers, contractors, licensees, agents, servants, employees, guests, or invitees of Lessee in or about the Premises or the Building or appurtenances and by whomsoever caused, to any person or property, occurred in or about the Premises or the Building or appurtenances thereto provided that the foregoing provisions shall not be construed to make Lessee responsible for loss, damage liability or expense resulting from injuries to third parties caused by * negligence of Lessor, or of any officer, contractor, licensee, agent, servant, employee, guest ** or invitee of Lessor. Lessee, at its expense, shall obtain and maintain in effect, as long as this Lease remains in effect and during such other time as Lessee occupies the Premises or any part thereof, insurance policies providing at least the following coverage:

     *  any act, omission or

     ** , other tenant

          (a) Public liability insurance, including insurance against assumed or contractual liability under this Lease, with respect to the Premises, to afford protection with limits, per person and for each occurrence, of not less than One Million Dollars ($1,000,000) combined single limit, with respect to personal injury and death and property damage, such insurance to provide for no deductible.

          (b) All-risk property and casualty insurance, including theft, written at replacement cost value and with replacement cost endorsement, covering all of Lessee's personal property in the Premises; and

          (c) If, and to the extent, required by law, worker's compensation or similar insurance offering statutory coverage and containing statutory limits.

     Such policies will be maintained with companies and in form reasonably acceptable to Lessor and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Lessor may carry. Lessee will deposit the policy or policies of such required insurance or certificates thereof with Lessor prior to the Commencement Date, which policies shall name Lessor or its designee as additional named insured and shall also contain a provision stating that such policy or policies shall not be cancelled or materially altered except after thirty (30) days written notice to Lessor. All such policies of insurance shall be effective as of the date Lessee occupies the Premises and shall be maintained in force at all times during the Lease Term and all other times during which Lessee shall occupy the Premises. In addition to the foregoing insurance coverage, Lessee shall require any contractor retained by it to perform work on the Premises to carry and maintain, at no expense to Lessor, during such times as contractor is working in the Premises, a non-deductible (i) comprehensive general liability insurance policy, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits per person and for each occurrence, of not less than One Million Dollars ($1,000,000), combined single limit, with respect to personal injury and death and property damage, such insurance to provide for no deductible, and (ii) worker's compensation insurance or similar insurance in form and amounts as required by law.

     Lessor shall not be liable for any loss or damage to person or property sustained by Lessee, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair, or by the busting or leakage of any water, gas, sewer or steam pipe, or rupture or shorting of any electric line or by theft, or by any act or neglect of any tenant or occupant of the Building, or of any other person, or by any other cause of whatsoever nature, * Lessee shall obtain insurance from a company with a financial rating acceptable to Lessor to protect against the above stated potential liabilities, with Lessor to be named as an additional insured.

     * unless said loss or damage is caused by the act, omission or negligence of Lessor.

     18.  PERSONAL PROPERTY TAX.  Lessee agrees to pay or cause to be paid,
          ---------------------
before delinquency, any and all taxes levied or assessed upon all equipment, furniture, fixtures and other personal property located in the Premises.

     19.  RULES AND REGULATIONS.  Lessee shall faithfully observe and comply
          ---------------------
with the rules and regulations printed on or annexed to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Lessor notice of which shall be given to Lessee. Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. **

     ** However Lessor shall use its best efforts to enforce the rules and regulations for all tenants.


     20.  HOLDING OVER.  Lessee agrees to vacate the Premises at the end of the
          ------------
Lease Term. If, with Lessor's consent, Lessee holds possession of the Premises after the Lease Term, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to *** of the then prevailing Rent paid by Lessee at the Expiration Date of the Lease Term pursuant to all of the provisions of Sections 3 and 9 hereof, payable in advance on or before or upon the first day of each month, and Lessee shall continue in possession until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice of his intention to terminate at least one month prior to the date of termination of such monthly tenancy.

     ***  one-hundred fifty percent (150%)

     21.  ENTRY BY LESSOR.  Lessor reserves and shall at any and all reasonable
          ---------------
times **** have the right to enter the Premises to inspect same, to supply janitor service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve, or repair the

Premises and any portion of the Building of which the Premises are a part, without abatement of Rent and Additional Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned **** For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof.


     **** after providing reasonable notice to Lessee except in cases of emergency or to provide janitorial service.

     **** by Lessor's reasonable exercise of the rights granted in this Section 21.

     23.  INSOLVENCY OR BANKRUPTCY.  Either (a) the appointment of a receiver to
          ------------------------
take possession of all or substantially all of the assets of Lessee; or (b) an assignment by Lessee for the benefit of creditors; or (c) any action taken or suffered by Lessee under any insolvency, bankruptcy or reorganization act, shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, this Lease shall terminate five (5) days after written notice of termination from Lessor to Lessee. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvence or reorganization proceedings.

     If, despite the foregoing provisions of this Section 23, Lessee shall voluntarily or involuntarily come under the jurisdiction of the Federal Bankruptcy Code and thereafter Lessee or its trustee in bankruptcy, under the authority of and pursuant to applicable provisions thereof, shall determine to assign this Lease (and be so entitled to assign this Lease), Lessee agrees that
(i) Lessee or its trustee will provide to Lessor sufficient information enabling it to independently determine whether Lessor will incur actual and substantial detriment by reason of such assignment and (ii) "adequate assurance of future performance" under this Lease, as that term is generally defined under the Federal Bankruptcy Code, will be provided to Lessor by Lessee and its assignee as a condition of said assignment.

     24.  DEFAULT.  The occurrence of any one or more of the following events
          -------
shall constitute a default and breach of this Lease by Lessee: (a) The vacating or abandonment of the Premises by Lessee. (b) The failure by Lessee to make any payment of Rent, Additional Rent, or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of * days after written notice thereof by Lessor to Lessee. (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in (b) above, where such failure shall continue for a period of thirty
(30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     *    ten (10)

     25.  REMEDIES IN DEFAULT.  In the event of any such material default or
          -------------------
breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall immediately surrender possession of the Premises to Lessor and Lessor may reenter and occupy the Premises. Reentry and taking of possession pursuant to this paragraph shall not be construed as an election to terminate the Lease unless a written notice of intention to so terminate is provided to Lessee by Lessor. Upon such reentry, Lessor shall have the right to relet all or any part of the Premises for any such term or terms and conditions as Lessor in its sole discretion may deem advisable with the right to complete construction of or make alterations and repairs to the Premises. Lessee shall pay to Lessor in the event of such reletting, as soon as ascertained, the costs and expenses incurred by Lessor in such reletting, completion of construction or in making such alterations and repairs. Rentals received by Lessor from such reletting shall be applied: first to the payment of any indebtedness, other than Rent, due hereunder from Lessee to Lessor, including costs of renovation and alteration of the Premises, reasonable attorney fees and real estate commissions paid; second, to the payment of Rent due and payable hereunder to any other payments required to be made by Lessee hereunder; and the residue, if any, shall be held by Lessor in payment of future Rent or damages as the same may become due and payable hereunder; and the balance, if overdue amount), plus any attorneys' fees incurred by Lessor by any, at the end of the Lease Term shall be retained by Lessor as agreed upon compensation for its efforts in mitigating damages for Lessee. Should such rentals received from time to time from such reletting during any month be a lesser rental than herein agreed to by Lessee, Lessee shall pay such deficiency to Lessor. Lessee shall pay such deficiency each month as the amount thereof is ascertained by Lessor.

          (c) Lessor shall also have the right upon Lessee's default to terminate this Lease by giving Lessee written notice thereof, to accelerate all Rent and Additional Rent payments due hereunder for the remaining Lease Term hereof, or if any extension option has been exercised, to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including renovation and alteration of the Premises, reasonable attorney fees, any real estate commissions paid, along with all past due Rent, Additional Rent and the worth at the time of the award by the court having jurisdiction thereof of the amount by which the unpaid Rent and Additional Rent for the balance of the Lease Term or, if an extension option has been exercised, for the remainder of such option term, exceeds the amount of such Rent and Additional Rent for the same period that Lessee proves could be reasonably avoided; and that portion of the leasing commission paid by Lessor and applicable to the unexpired term of this Lease. Unpaid installments of Rent, Additional Rent or other sums shall bear interest from the date due at the rate of *. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (a) taking possession of the Premises and recovering from Lessee the amounts specified in subparagraph (a) or (c) of this paragraph, or (b) proceeding under the provisions of the following subparagraph (d).

          * equal to Seafirst Bank, or a similar size financial institution, prime rate plus 2%.

          (d) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent and Additional Rent as it becomes due hereunder.

          (e) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the State of Washington in which the Premises are located.

     26.  LATE CHARGES.  Lessee hereby acknowledges that late payment by Lessee
          ------------
to Lessor of Rent, Additional Rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent, Additional Rent or any sum due from Lessee shall not be received by Lessor or Lessor's designee within ** days after the due date then Lessee shall pay to Lessor a late charge equal to *** The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     *    ten (10)
     ***  the lesser of five percent (5%) or the maximum amount permitted by law

     27.  RECONSTRUCTION.  In the event the Premises or the Building of which
          --------------
the Premises are a part are destroyed or damaged by any casualty, Lessor shall have the option to repair or replace the damaged or destroyed part or to terminate this Lease by giving written notice of its election to terminate within * days of such event. If Lessor does not terminate this Lease, Lessor shall have a period of at least 180 days to complete the repair or replacement of the damaged or destroyed part from the date of the casualty. If Lessor does not terminate, this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises.

     *  thirty (30)

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by Lessee. Any proceeds which may become payable to Lessor under any policies for fire or other casualty insurance applicable to the Building in which the Premises are located are to be applied by Lessor either to repair any damage with respect to which such insurance proceeds become payable or to reduce any outstanding indebtedness of Lessor which is secured by a mortgage or deed of trust applicable to the real property in which the Premises are located.

     28.  EMINENT DOMAIN.  If all or any part of the Premises shall be taken or
          --------------
appropriated by any public or quasi-public authority under the power of eminent domain, Lessor shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any and all income, Rent, Additional Rent, award, or any interest therein whatsoever which may be paid or made in connection with such public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired Lease Term **. If a part of the Premises shall be so taken or appropriated and Lessor shall not elect to terminate this Lease, the Rent thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises shall be so taken or appropriated, Lessor shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.


     ** , Lessor agrees that they will not interfere with Lessee's right to claim and recover from the condemning authority compensation for any loss of its leasehold interest, the unamortized value of its tenant improvements, and for loss to which Lessee may incur for Lessee's moving expenses, business interruption, or taking of Lessee's personal property.


     29.  SUBORDINATION.  This Lease is subject and subordinate to the lien,
          -------------
operation and effect of any sale/leaseback or lease/subleaseback transaction, mortgage, or deed of trust to any bank, insurance company or other lending institution, now in force, and to any first mortgage or first deed of trust hereafter in force, and to any first mortgage or first deed of trust hereafter in force, against the land/or Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. This Lease shall also be subject and subordinate to any ground lease now or hereinafter in force and applicable to the real property on or in which the Premises are located. ***

     *** If requested by Lessor, Lessee shall promptly execute any certificate or other document in reasonable form confirming such subordination. Notwithstanding the foregoing however, no such subordination shall be effective nor shall Lessee be required to execute any such certificate or other document unless the holder of the interest being subordinated to agrees in writing to recognize the Lease and not to disturb Lessee's quiet enjoyment of the Premises so long as Lessee is not in default hereunder.

     If any person or party shall succeed to all or part of Lessor's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, cancellation or termination of lease (including, without limitation, ground lease) or otherwise, whether voluntary, involuntary or by operation of law, and if so requested or required by such successor in interest, Lessee shall attorn fully and completely to such successor in interest and shall recognize such successor in interest as Lessor under this Lease for the balance of the Lease Term upon the same terms and conditions provided herein, and Lessee shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request.

     Notwithstanding anything contained herein to the contrary, the holder of any mortgage or deed of trust may at any time subordinate the lien of its mortgage or deed of trust to the operation and effect of this Lease without obtaining the Lessee's consent thereto, by giving the Lessee written notice thereof, in which event this Lease shall be deemed to be senior to such mortgage or deed of trust without regard to the respective dates of execution and/or recordation of such mortgage or deed of trust and this Lease and thereafter such holder of such mortgage or deed of trust shall have the same rights as to this Lease as it would have had were this Lease executed and delivered before the execution of such mortgage or deed of trust.

     The provisions of this Article to the contrary notwithstanding, and so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full Lease Term hereof.

     30.  SALE BY LESSOR.  In the event of a sale or conveyance by Lessor of the
          --------------
Building containing the Premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, * and in such event Lessee agrees to look solely to the responsibility of the successor in the interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.


* provided Lessor's successor agrees in writing to recognize the Lease and not to disturb Lessee's quiet enjoyment of the Premises so long as Lessee is not in default hereunder,


     31.  ATTORNEY'S FEES.  In the event of any action or proceeding brought by
          ---------------
either party against the other under this Lease, the prevailing party shall be entitled to recover its costs of suit and the fees of its attorneys in such action or proceeding in such amount as the Court may adjudge reasonable.

     32.  SURRENDER OF PREMISES.  The voluntary or other surrender of this Lease
          ---------------------
by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of the Lessor operate as an assignment to it of any or all such subleases or subtenancies.

     33.  WAIVER.  The waiver by Lessor of any term, covenant or condition
          ------
herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same of any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular Rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such Rent.

     34.*  NOTICE.  All notices and demands which may or are required to be
           ------
given by either party to the other hereunder shall be in writing**. All notices and demands by the Lessor to the Lessee shall be sent by United States certified or registered mail, postage prepaid, addressed to the Lessee at the Premises, or to such place as the Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the Lessor shall be sent by United States certified or registered mail, postage prepaid, addressed to the Lessor at the address specified in Section 1 (i), c/o Koehler McFadyen & Company, 110-110th Avenue N.E., Suite 300, Bellevue, WA 98004 and Dean Witter Realty Income Partnership II, L.P. c/o Dean Witter Realty, 74th Floor, Two World Trade Center, New York, NY 10048, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee. In the event of a default for which Lessee is claiming against Lessor, Lessee shall not exercise any of rights until it shall have given notice by certified or registered mail to the holder of any first lien on the Building and shall have offered such lienholder a reasonable opportunity to cure such default, including time to get possession of the Premises by an expeditious or trustee's sale if this should be necessary to effect a cure.


* For additional language of this Section see Attachment I; Special Provisions No. 12

** and shall be deemed received on the later of (1) the date of actual receipt or (2) the third business day following deposit to the U.S. Mail.

     35.  DEFINED TERMS.  The words "Lessor" and "Lessee" as used herein shall
          -------------
include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several.

     36.  TIME.  Time is of the essence of this Lease and each and all of its
          ----
provisions.

     37.  SUCCESSOR AND ASSIGNS.  The covenants and conditions herein contained
          ---------------------
shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     38.  NET RENTABLE AREA.  The "Net Rentable Area" shall refer to (i) in the
          -----------------
case of each floor all of which is included in the Premises, all area within the inside finish of the permanent exterior Building walls (measured from the Plane of the interior surface of glass extended in a straight line or the inside face of foundation walls) of the Building less all the area constituting Service Areas of such floor (measured to the midpoint of the walls separating such area from the Premises); and (ii) in the case of the Premises other than floor referred to in clause (i) all area or areas on the particular floor measured from the inside finish of the permanent exterior Building walls of the Building to the midpoint of the walls separating such Premises from the areas leased by or held for lease plus a pro rata share of the Common Areas. No deductions shall be made in determining Net Rentable Area on account of columns or projections necessary to the Building. "Service Areas" shall refer to areas on the particular floor occupied by building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts. "Common Areas" shall refer to areas on the particular floor occupied by corridors accessible to others than Tenants, the common toilets, vestibules, janitors closets, telephone closets, electrical closets and mechanical rooms. The Net Rentable Areas of the Premises and the Building will be determined by final measurements based upon the above. The Net Rentable Area of the Building may be adjusted from time to time to reflect any modifications to the building.

     39.  SEPARABILTY.  Any provision of this Lease which shall prove to be
          -----------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     40.  LENDER PROVISION.  Lessee agrees to make reasonable modifications of
          ----------------
the Lease provisions as maybe requested by lenders with a security interest in the property, provided such modifications do not materially alter the business terms of the Lease.

     41.  ESTOPPEL CERTIFICATE.  Lessee agrees to execute from time to time as
          --------------------
may be requested by lenders or potential purchases an estoppel certificate, stating that the Lease is unmodified and in full force and effect, if that is the case, the dates to which Rent payments are paid in advance and the status of uncured Lessor defaults, if any.

     42.  BROKERS.  Lessee warrants that it has had no dealings with any real
          -------
estate broker or agents in connection with the negotiation of this Lease excepting only Leibsohn, Boguch & Company and it knows of no other real estate
               --------------------------
broker or agent who is entitled to a commission in connection with this Lease. Lessor shall be held harmless from any claims which arise from dealings by Lessee with any other brokers in regards to this Lease.

     41.  SPECIAL PROVISIONS.  Special provisions of this Lease numbered 1
          ------------------
through 13 are attached hereto and made a part hereof.

     If none, so state in the following space ____________________________.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.


LESSOR:

DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.

A Delaware Limited Partnership

By:  DEAN WITTER REALTY INCOME PROPERTIES II, INC.

A Delaware Corporation its General Partner


By:  /s/ JOHN J. PREOTLE, JR.
     --------------------------
     John J. Preotle, Jr.

Its:  President

LESSEE:

ASYMETRIX CORPORATION
A Washington Corporation

By:  /s/ HUBERT KOLDE
     -------------------
     Hubert Kolde

Its:  Executive Vice President

                            ACKNOWLEDGMENT OF LESSOR
                            ------------------------



STATE OF NEW YORK        )
                         )  ss.
COUNTY OF NEW YORK       )

     On this 15th day of July, 1991, before the undersigned, a Notary Public in and for the State of New York, personally appeared John J. Preotle, Jr., to me known to be the President of DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., and acknowledged said Lease to be the free and voluntary act and deed of said corporation and an oath stated that he was authorized and did execute the said Lease for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    /s/ LINDA M. VOGEL
                                    ------------------------------------
                                    NOTARY PUBLIC in and for the State
                                    of New York, residing at New York County

                            ACKNOWLEDGMENT OF LESSEE
                            ------------------------


(Corporate)

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

     On this 28th day of June, 1991, before me personally appeared Hubert Kolde and ________________ to me known to be the EXECUTIVE VICE PRESIDENT and ________________ respectively, of the corporation that executed the within and foregoing respectively, of the corporation that executed the within and foregoing Lease, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                    /s/ NOTARY PUBLIC
                                    ---------------------------------
                                    NOTARY PUBLIC in and for the State
                                    of Washington, residing at Kirkland



(Individual)

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

     On this day personally appeared before me ________________, to me known to be the individual described in and who executed the foregoing Lease, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     GIVEN under my hand and official seal this _____________ day of _______________, 19___.



                                    ---------------------------------------
                                    NOTARY PUBLIC in and for the State
                                    of Washington, residing at
                                                               ------------

                                  ATTACHMENT I


                               SPECIAL PROVISIONS
                               ------------------

1.    RENTAL RATE
      -----------
      The base annual rental rate and Base Monthly Rent during the Lease Term shall be as follows:


                NET RENTABLE      BASE ANNUAL                    BASE MONTHLY
MONTHS              AREA          RENTAL RATE                        RENT
------          ------------      -----------                    ------------

1   -  6           19,547            $15.50         $25,248.21
                    6,079            $ 7.75         $ 3,926.02     $29,174.23
                                                    ----------

7   -  30          25,626            $15.50                        $33,100.25
31  -  60          25,626            $19.50                        $41,642.25

2.   EARLY OCCUPANCY
     ---------------

     Upon substantial completion of tenant improvements and prior to the Commencement Date of November 1, 1991, Lessee shall have the right to occupy the expansion area of 6,079 rentable square fee (until 10/31/91 rent free) at the northeast corner of the seventh (7) floor at no rental charge.

3.  PARKING
    -------

     Lessee shall have the right to seventy-seven (77) parking spaces in the Building garage at the following rates:

     MONTHS      RATE
     ------      ----

     1  - 12    $ 0.00

     13 - 60    $42.50

     Additional parking spaces shall be provided at the ratio of three (3) parking spaces per 1,000 usable square feet of expansion space leased.

4.  TENANT IMPROVEMENT ALLOWANCE
    ----------------------------

     For the purposes of refurbishing and improving Lessee's currently occupied space, Lessor shall provide Lessee a tenant improvement allowance of $5.00 per usable square foot on 17,769 usable square feet. This amount is equal to $88,845 and shall be paid upon certification that substantial completion of tenant improvements has occurred net of any actual out of pocket costs paid by Lessor on behalf of Lessee.

     Should Lessee's tenant improvements on the currently occupied space cost less than $88,845 then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvements has occurred.

     In addition Lessor shall provide a tenant improvement allowance of $20.00 per usable square foot on the expansion area consisting of 5,527 usable square feet. This amount is equal to $110,540.

     Lessor agrees that it shall competitively bid the tenant improvement work to be performed, as outlined in Exhibit A, to the contractors of its choice as well as to contractors of Lessee's choice subject to Lessor's approval and a maximum of two such contractors each. If Lessee elects to use a contractor of its choice Lessor agrees to pay such contractor directly subject to compliance with City of Bellevue codes and the standard finishes of the United Olympic Life Building as directed by Lessor.

     Should Lessee's tenant improvement on the expansion space cost less than $110,540 then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvement has occurred.

     All costs associated with the refurbishment of Lessee's currently occupied space and the tenant improvements of Lessee's expansion space, including but not limited to architectural fees, permit fees and tenant improvements shall be paid for with the tenant improvement allowances described in this section.

5.  COMMON AREA REFURBISHMENT
    -------------------------

     Lessor at its sole expense, shall repair the common areas of the seventh floor upon the execution of a mutually agreeable worklist between Lessor and Lessee. The agreed upon worklist is attached hereto as Exhibit D.

6.  EXPANSION RIGHTS
    ----------------

     Lessee and/or its Affiliate(s) shall have the right to the following expansion area subject to any pre-existing renewal rights of current tenants by giving Lessor prior written notice on or before the notice dates given below:


                                  NOTICE
LEASE EXPIRATION DATE             DATES              SUITE NO.     NRA
---------------------             ------             ---------     ---

March 31,1992                     July 31, 1991         710        1,043
June 30, 1993                    Sept. 30, 1992         705        5,598

     In the event any of the above mentioned suites become available prior to the lease expiration date then Lessee shall have a "Right of First Offer" as described in Section 7 below.

     The lease terms on any expansion space shall be the then prevailing market rate for comparable office space in the Bellevue Central Business District not to exceed $19.50 per rentable square foot fully serviced, coterminus with this Lease and a tenant improvement allowance of $4.00 per usable square foot per year of the remaining Lease Term, pro-rated for any partial year.

     Should Lessee's tenant improvements on any such expansion space cost less than $4.00 per usable square foot then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvements has occurred.

7.  RIGHT OF FIRST OFFER
    --------------------

     During the initial Lease Term of this Lease Lessee shall have the Right of First Offer on any space which becomes available on the sixth (6) and seventh (7) floors of the United Olympic Life Building.

     Lessee may exercise its Right of First Offer in and during any calendar year by giving Lessor written notice of its desire to lease additional space. Upon receipt of such notification Lessor shall provide written notice to Lessee of the anticipated vacancies in that calendar year. Upon receipt of Lessor's notice Lessee may initiate an offer to lease such space. However Lessor shall not be obligated to provide such space should such space not be vacated as originally anticipated. The lease terms shall be the then prevailing market rate for comparable office space in the Bellevue Central Business District not to exceed $19.50 per rentable square foot, coterminus with this Lease and a tenant improvement allowance of $4.00 per usable square foot per year of the remaining Lease Term, pro-rated for any partial year.

     Should Lessee's tenant improvements on any such expansion space cost less than $4.00 per usable foot then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvements has occurred.

     Lessor shall provide Lessee with a schedule of the expiration dates of the leases on the sixth (6th) and seventh (7th) floors and shall use its best effort to keep Lessee informed of any and all anticipated vacancies and pending negotiations for space on the sixth (6) and seventh (7) floors and Lessee shall make its best effort to keep Lessor informed of its specific expansion needs.

     Provided Lessor uses reasonable and good faith efforts to compels with Lessee's requirements then the failure to comply with this provision shall not constitute a default per the terms of this Lease.

8.  RENEWAL OPTION
    --------------

     Lessee shall have the option to renew this Lease for a period of five (5) years by providing Lessor with written notification of its intent to renew no later than nine (9) months prior to the expiration of the initial Lease Term. The rental rate shall be the then prevailing rental rate for comparable office space located in the Bellevue Central Business District. In addition, Lessor shall pay to Lessee a tenant improvement allowance of $8.00 per usable square foot upon the effective date of the renewal Lease term.

     Should Lessee's tenant improvements on the expansion space cost less than $8.00 per usable square foot then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvements has occurred.

9.  SUBLEASE RIGHTS
    ---------------

     Lessee shall have full and unequivocal rights to sublease any or all of its space under this Lease to an Affiliate of Lessee without Lessor's prior approval.

     Subleasing rights to any third party are subject to Section 15 of this Lease. Any profits resulting from such sublease shall be equally divided between the Lessee and Lessor. For the purposes of this Lease, Affiliate shall be deemed to be any party under the common control of Lessee or Lessee's management.

10.  SERVICES AND UTILITIES
     ----------------------

     Provided however, that if the Premises should become not reasonably suitable for Lessee's use as a consequence of the cessation of utilities or other services required to be provided to the Premises by Lessor that continues for five (5) successive business days or more (an "Event Interfering with Lessee's Use"), then Lessee shall be entitled to an abatement of rent to the extent of the interference with Lessee's use of the Premises occasioned thereby provided Lessor uses good faith efforts to restore services as quickly as possible. Provided further, that if the Event Interfering with Lessee's Use cannot be corrected or the damage resulting therefrom repaired so that the Premises will be reasonably suitable for Lessee's intended use within 120 days following the occurrence of such event, then in addition to its other rights, Lessee shall be entitled to terminate this Lease by written notice to Lessor.

11.  RENTAL ADJUSTMENTS, OPERATING COSTS
     -----------------------------------

     The following provisions of Section 9 shall apply:

             (j) Notwithstanding anything to the contrary in the Lease, in no event shall Lessee have any obligation to pay directly, or to reimburse Lessor for all or any portion of the following costs.


               (1) Losses Caused by Others.  The costs occasioned by the act,
                   -----------------------
     omission, or violation of law by Lessor, or any other occupant of the Building.

               (2) Capital Improvements/Leases.  The costs (including lease
                   ---------------------------
     payments and acquisition costs) relating to repairs, alterations, improvements, and equipment which must be capitalized under generally accepted accounting principles unless such costs are reasonably anticipated to otherwise reduce operating costs of the Building. In such a case the Lessor shall be able to pass through to Lessee such costs over the useful life of the improvement. Such passthrough amount to be limited to the reasonably estimated savings achieved.

               (3) Reimbursable Expenses.  The costs for which Lessor has a
                   ---------------------
     right of reimbursement from others.

               (4) Construction Defects.  The costs to correct any construction
                   --------------------
     defect in the Premises or the Building or to complete with any law or regulation applicable to the Premises.

               (5) Interior Improvement.  The costs of any renovation,
                   --------------------
     improvement, painting or redecorating of any portion of the Building not made available for Lessee's use.

               (6) Leasing Expenses.  The fees, commissions, attorneys fees, and
                   ----------------
     other costs incurred in connection with negotiations or disputes with any other occupant of the Building and costs arising from the violation by Lessor or any occupant of the Building of the terms and condition of any lease or other agreement.

               (7) Debt.  Interest, charges and fees incurred on debt (including
                   ----
     payments on mortgages and rent under ground leases).

               (8) Promotion.  Advertising or promotional costs.
                   ---------

               (9) Insurance.  Increases in insurance costs related to the
                   ---------
     activities of any other occupant of the Building.

               (10) Management.  Wages, salaries, compensation, and labor burden
                    ----------
     for any employee not stationed at the Building on a full-time basis or any fee, profit, or compensation retained by Lessor or its affiliates for management and administration of the Building in excess of a standard market management fee which would be charged by a professional management service for the operation of comparable projects in the vicinity.

12.  NOTICES
     -------

     Copies of all notices to Lessee shall also be sent to:

     Allen D. Israel
     Foster, Pepper & Shefelman
     1111 Third Avenue, Suite 3400
     Seattle Washington 98101

13.  CONSENT/APPROVAL
     ----------------

     No consents or approvals required or permitted pursuant to the terms of the Lease shall be unreasonably withheld or unreasonably delayed.

                                 ATTACHMENT II


                       RULES AND REGULATIONS ATTACHED TO
                       ---------------------------------


                         AND MADE A PART OF THIS LEASE
                         -----------------------------

1. No advertisement, sign, lettering, notice or device shall be placed in or upon Premises including windows, walls, and exterior doors except such as may be approved in writing by Lessor.

2. Lettering upon the directory board and the doors as required by Lessee shall be made by the sign company designated by Lessor.

3. No additional locks shall be placed upon any doors of Premises, and Lessee agrees not to have any duplicate keys made without the consent of Lessor. If more than two keys for any lock are desired, such additional keys shall be paid for by Lessee. Upon termination of this Lease Lessee shall surrender all keys.

4. No furniture, freight, supplies not carried by hand or equipment of any kind shall be brought into or removed from Building without the consent of Lessor. Lessor shall have the right to limit the weight and size and to designate the position of all safes and other heavy property brought into the Building. Such furniture, freight, equipment, safes and other heavy property shall be moved in or out of Building only at the times and in the manner permitted by Lessor. Lessor will not be responsible for loss of or damage to any of the items above referred to, and all damage done to Premises or Building by moving or maintaining any of such items shall be repaired at the expense of Lessee. Any merchandise not capable of being carried by hand shall utilize hand trucks equipped with rubber tires and rubber side guards.

5. The entrances, corridors, stairways and elevators shall not be obstructed by Lessee, or used for any other purpose than ingress or egress to and from Premises. Lessee shall not bring into or keep any animal within Building, or any bicycle or other type of vehicle.

6. Lessee will not use or permit to be used in said Premises anything that will increase the rate of insurance on said Building or any part thereof, nor anything that may be dangerous to life or limb; nor in any manner deface or injure said Building or any part thereof; nor overload any floor or part thereof; nor permit any objectionable noise or odor to escape or to be emitted from said Premises, or do anything or permit anything to be done upon said Premises in any way tending to create a nuisance or to disturb any other tenant or occupant of any part of said Building; and Lessee, at Lessee's expense, will comply with all health, fire and police regulations respecting said Premises.

7. Lessee shall not mark, drive nails, screw or drill into woodwork or plaster, or paint or in any way deface Building or any part thereof, or Premises or any part thereof, or fixtures therein, without written consent of Lessor. The expense of remedying any breakage, damage or stoppage resulting from a violation of this rule shall be borne by Lessee.

8. Canvassing, soliciting and peddling in Building are prohibited and each Lessee shall cooperate to prevent such activity.

9. The requirements of tenant will be attended to only upon application at the main office of the Lessor. Lessor's employees shall not perform any work or do anything outside of their regular duties, except on issuance of special instructions from Lessor. If Lessor's employees are made available for the assistance of any tenants, Lessor shall be paid for their services by such tenants at reasonable hourly rates.

10. Lessor reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays and legal holidays and between the hours of 6:00 p.m. of any day and 7:00 a.m. of the following day and during such further hours as Lessor may deem advisable for the adequate protection of Building and the property of the tenants.

11. Lessor shall at its cost and expense, operate the air conditioning system from 8:00 a.m. until 6:00 p.m. on business days, except on Saturdays, when the hours shall be from 8:00 a.m. until 1:00 p.m.

12. Lessee shall exercise care and caution to insure that all water faucets or water apparatus and electricity are carefully and entirely shut off before Lessee or its employees leave Building, so as to prevent waste or damage. Lessee shall be responsible for any damage to Premises or Building and for all damage or injuries sustained by other tenants or occupants of Building arising from Lessee's failure to observe this provision.

13. Lessee shall obey all traffic and parking regulations as posted throughout the Parking Area by Lessor.

14. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

15. Lessee shall not employ any person or persons other than the janitor of Lessor for the purpose of cleaning the Premises unless otherwise agreed to by Lessor. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in nowise be responsible to any Lessee for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Lessee by the janitor or any other employee or any other person, except for loss or damage due to any willful or negligent act of Lessor, its agent, employees or contractors. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

16. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

17. Lessee shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning in other than that supplied by Lessor.

18. Lessee agrees that it shall not, without Lessor's prior written consent, keep on or around the leased Premises for use, disposal, treatment, generation, storage or sale, any substances designated as, or containing components designated as, hazardous, dangerous, toxic or harmful and/or which are subject to regulation as hazardous substances by any federal, state or local law. If Lessor does so consent, Lessee shall be fully liable to Lessor for any and all clean-up costs and other charges imposed by any government authority with respect to Lessee's use, disposal, treatment, generation, storage and/or sale of hazardous substances, in or about the leased Premises. Lessee shall indemnify and save Lessor harmless from any costs incurred and/or assessed against Lessor as a result of Lessee's use, disposal, treatment, generation, storage and/or sale of hazardous substances.

19. Lessor will direct electricians as to where and how telephone and electrical wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

20. Each Lessee, upon the termination of the tenancy, shall deliver to the Lessor the keys of offices, and rooms which shall have been furnished the Lessee or which the Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay the Lessor therefor.

21. No Lessee shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

22. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by the Lessor.

23. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 7:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and he has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the Building and the Building.

24. The number and location of vending machine or machines of any description maintained or operated upon the Premises must be approved by Lessor.

25. The word "Building" as used herein means that building of which the Premises are a part.

26.  Chair floor pads must be used under all chairs with rollers or casters.

27. Lessor reserves the right to make such other and further regulations as in its judgement may from time to time be needed or desirable for the safety, care and cleanliness of Premises or Building and the preservation of good order therein.

                                 April 28, 1991


Mr. John D. Atherly
Controller
Asymetrix Corporation
110-110th Avenue, Suite 717
Bellevue, Washington  98004

Dear John:

     Enclosed please find an original and fully executed First Amendment to Lease for the seventh (7th) floor expansion area.

     Please note a couple of items with regards to this document. First, I have corrected a drafting error that was contained in the original amendment signed by your organization. This error was located in the Special provisions section under Item 1 Rental Rate. The original document incorrectly reflected the total rent for the seventh month of the lease term. With this change the Rental Rate description now coincides with the written description included in Item 1(d) Commencement Dates. For your convenience I am enclosing copies of the original and revised pages to highlight this correction. A second item you should note is that I have attached Exhibit C to the document. This exhibit outlines the floor plan given to us by Marvin Stein & Associates and should reflect your intended design of the expansion premises. Please review this to verify that such documentation is correct.

     Should you have any questions or concerns on the enclosed then please contact me at your convenience.


                                  Sincerely,

                                  /s/ Robert B. Austin

                                  Robert B. Austin

cc:    L.C. Rowe
       L.M. Backer
       R. Liebsohn

     Lessee on said date then the Commencement Dates for Suites 705 and 710 only, shall be delayed one day for each day beyond March 31, 1992 said space is delivered to Lessee as provided herein.

2.   Special Provisions
     ------------------

          The following sections of Attachment I to the Lease ("Special Provisions) shall be modified as follows:

1.   Rental Rate:
     -----------

     Shall be modified to read as follows:

                Net Rentable     Base Annual             Base
     Months     Area             Rental Rate             Monthly Rent
     ------     ------------     -----------             ------------
     1-6        19,547           $15.50     25,248.21
                 6,079             7.75      3,926.02    $29,174.23
                                            ---------

     7-30       25,626           15.50      33,100.25
                 6,641           17.50       9,684.79     42,785.04
                                            ---------

     31-60      32,267           19.50                    54,433.88

4.   Tenant Improvement Allowance:
     -----------------------------

     The following terms shall be added to the existing Lease language:

     It is agreed between Lessor and Lessee that, for the purposes of refurbishing and improving the expansion space, incorporated by this First Amendment to Lease, that the tenant improvement allowances covering said space shall be $143,977.00.

     It is also agreed between Lessor and Lessee that should Lessee's actual tenant improvement cost, for Suite 705 and 710, be less than $143,977.00 then any actual such savings shall be paid to Lessee, in cash, upon certification that substantial completion of the tenant improvements has occurred.

6.   Expansion Rights
     ----------------

     It is deleted in it's entirety as Lessor, with the execution of this First Amendment to Lease, has satisfied it's obligations.

14.  Third Floor Option:
     ------------------

     This new section shall be added to the Lease:

     Lessor and Lessee acknowledge that Lessee has taken occupancy of Suite 390 which encompasses 4,352 net rentable square feet at the Building. Such occupancy

                            FIRST AMENDMENT TO LEASE


     This First Amendment to Lease is agreed to as of this the 15th day of April, 1992 by and between Asymetrix Corporation, a Washington Corporation ("Lessee") and Dean Witter Realty Income Partnership II, L. P., a Delaware limited partnership ("Lessor").

                                   Background
                                   ----------

     By Agreement of Office Lease, dated the 24th of May 1991 (the "Lease or "Master Lease") Lessor leased to Lessee 25,626 square feet of office space ("Rentable Area") on the seventh (7th) floor of the office Building, which is more specifically described in said Lease, located at 110 - 110th Avenues, N.E., Bellevue, Washington (the "Building" or the "Property").

     Whereas, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease:

     Now, therefore, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits
         -----------------------

         The following sections shall be amended and restated in their entirety:

        (b) Premises: Consists of 32,267 net rentable square feet on the seventh
                                                                         -------
            (7) floor, to be known as Suite 717, which shall be inclusive of
            ---                             ---
            Suite 705 and 710, of the Building, as outlined on the floor plan(s) attached hereto as Exhibit C.

        (c) Floor Areas: The agreed net rentable area of thePremises is 32,267
                                                                        ------
            net rentable square feet and of the Building is 213,000 square feet.

        (d) Commencement Dates:

                                                                     Rentable
                                                          Suite No.    Area
                                                          ---------  --------
                  November 1, 1991                           717       25,626
                  May 1, 1992                                705        5,598
                  May 1, 1992                                710        1,043

               However, for Suites 705 and 710 the Commencement Date is subject to delivery by Lessor of the space, free of existing tenancies by March 31, 1992. Should Lessor be unable to deliver said space to Lessee on said date then the Commencement Dates for Suites 705 and 710 only, shall be delayed one day for each day beyond March 31, 1992 said space is delivered to Lessee as provided herein.


     2.   Special Provisions
          ------------------

     The following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:


1.    Rental Rate:
      ------------
     Shall be modified to read as follows:

                                                                  Base
               Net Rentable      Base Annual                     Monthly
Months             Area          Rental Rate                      Rent
------             ----          -----------                      ----
1 - 6             19,547         $15.50         25,248.21
                   6,079           7.75          3,926.02       $29,174.23
                                                ---------

7 - 30            25,626          15.50         33,100.25
                   6,641          17.50          9,684.79        42,785.04
                                                ---------

31 - 60           32,267          19.50                          52,433.88



4.  Tenant Improvement Allowance:
    -----------------------------

     The following terms shall be added to the existing Lease language:

     It is agreed between Lessor and Lessee that, for the purposes of refurbishing and improving the expansion space, incorporated by this First Amendment to Lease, that the tenant improvement allowances covering said space shall be $143,977.00.

     It is also agreed between Lessor and Lessee that should Lessee's actual tenant improvement cost, for Suite 705 and 710, be less than $143,977.00 then any such savings shall be paid to Lessee, in cash, upon certification that substantial completion of the tenant improvements has occurred.

6.  Expansion Rights
    ----------------

     Is deleted in it's entirety as Lessor, with the execution of this First Amendment to Lease, has satisfied it's obligations.

14.  Third Floor Option:
     ------------------

     This new section shall be added to the Lease:

     Lessor and Lessee acknowledge that Lessee has taken occupancy of Suite 390 which encompasses 4,352 net rentable square feet at the Building. Such occupancy has been achieved via a Sublease Agreement by Lessee and Candle Corporation. Pursuant to the original lease and the sublease agreement, Lessee shall have the right and privilege to occupy said space through July 22, 1995.

     As part of this First Amendment to Lease the Lessor herein grants to Lessee the option to extend it's occupancy in said space for a period effective the termination date (July 22, 1995) covering Lessor's current occupancy of such space through October 31, 1996. This right to extend is subject to the receipt by Lessor from Lessee of written notice of the exercise of this option no later than October 31, 1994. Such extended occupancy shall be upon the same terms and conditions of this Lease agreement, which shall be documented by written instrument between the parties, upon the exercising of this option by Lessee.


15.  Temporary Space
     ---------------

     This new section shall be added tot the Lease:

     Lessor has agreed to allow Lessee to occupy 2,994 rentable square feet of office space on the sixth (6th) floor ("Temporary Space") of the Building on a temporary and short term basis. Tenant has agreed to accept the Temporary Space on an "as is" basis. Tenant has further agreed to occupy said space in accordance with all the terms and conditions of the existing Lease Agreement except for the payment of Basic Monthly Rental and passthrough of Operating Costs.

     With regards to the Basic Monthly Rental and Operating Costs the Landlord and Tenant agree that Tenant shall be subject to the following payment schedule for the Temporary Space:


                                             Rate Per        Basic
                  Dates                    Square Foot  Monthly Rental
                  -----                    -----------  --------------
February 1, 1992 - Termination Date           $15.50       $3,867.25

     Lessor and Lessee further agree that during the time period the Temporary Space is occupied that Lessee shall not be subject to the imposition of charges relating to Operating Costs.

     Lessor and Lessee also agree that the terms of occupancy related to the Temporary Space shall be on a month to month basis subject to termination by either party thirty (30) days after written notice is delivered by one party to the other.

     Except as expressly provided herein, or that which is inconsistent herewith, the Lease is hereby ratified by the Landlord and Tenant and all other terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease the day and year first set forth above.


Lessee:                                 Lessor:


ASYMETRIX CORPORATION                   DEAN WITTER REALTY INCOME
a Washington corporation                PARTNERSHIP II, L. P.
                                        A Delaware limited partnership


/s/ Hubert Kolde
_________________________________       DEAN WITTER REALTY INCOME
Hubert Kolde                            PROPERTIES II, INC.
Executive Vice President                a Delaware corporation
                                        It's General Partner


                                        /s/ John J. Preotle
                                        _______________________________
                                        John J. Preotle, Jr.
                                        President

                          ACKNOWLEDGMENT OF LESSOR
                          ------------------------


STATE OF NEW YORK       )

                        )  ss.

COUNTY OF NEW YORK      )


        On this 22nd day of April, 1992, before that undersigned, a Notary Public in and for the State of New York, personally appeared John J. Preotle,
                                                             ---------------
Jr. to me known to be the PRESIDENT of DEAN WITTER REALTY INCOME PROPERTIES
--                        ---------
II, L.P., and acknowledged said Lease to be the free and voluntary act and deed of said corporation and an oath stated that he was authorized and did execute the said Lease for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                        /s/ Linda M. Vogel
                                        ______________________________________
                                        NOTARY PUBLIC in and for the State of
                                        New York, residing at_________________

                          ACKNOWLEDGMENT OF LESSEE
                          ------------------------

(Corporate)

STATE OF WASHINGTON     )

                        )  ss.

COUNTY OF KING          )

        On this ________ day of ___________, 19__, before me personally appeared ______________ and _______________, to me known to be the ___________
and ____________________ respectively, of the corporation that executed the within and foregoing Lease, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporation seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal the day and year first above written.

                                _____________________________________
                                NOTARY PUBLIC in and for the State of
                                Washington, residing at _____________

                           SECOND AMENDMENT TO LEASE


     This Second Amendment to Lease is agreed to as of this the 20 day of May, 1992 by and between Asymetrix Corporation, a Washington Corporation ("Lessee") and Dean Witter Realty Income Partnership II, L. P., a Delaware limited partnership ("Lessor").


                                   Background
                                   ----------


     By Agreement of Office Lease, dated the 24th of May 1991 (the "Lease" or "Master Lease") and by the First Amendment to Lease dated the 16th day of April, 1992 Lessor has leased to Lessee 32,267 square feet of office space ("Rentable Area") on the seventh (7th) floor of the office Building, which is more specifically described in said Lease, located at 110 - 110th Avenues, N.E., Bellevue, Washington (the "Building" or the "Property").

     Whereas, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease:

     Now, therefore, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits
         -----------------------


          The following sections shall be amended and restated in their entirety:


          (b) Premises: Consists of 32,267 net rentable square feet on the seventh (7th) floor, and 1,887 net rentable square feet on the third (3rd) floor) (the "Second Amendment Expansion Space"), to be known as Suite 717 and Suite 300 respectively, of the Building. The Second Amendment Expansion Space shall be as outlined on the floor plan(s) attached hereto as Exhibit C.

          (c) Floor Areas: The agreed net rentable area of the total Premises is 34,154 square feet and of the Building is 213,000 square feet.


          (d)  Commencement Dates:

          The following terms shall be added to the existing Lease language:


                                                      Rentable
                                       Suite No.        Area
                                       ---------      --------
              June 15, 1992              300            1,887


               However, the Commencement Date above is subject to delivery by Lessor of the space, free of existing tenancies by March 31, 1992. Should Lessor be unable to deliver said space to Lessee on said date then the Commencement Date shall be delayed one day for each day beyond May 31, 1992 said space is delivered to Lessee.


     2.   Special Provisions
          ------------------


     The following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:

1.    Rental Rate:
      ------------
      Shall be modified to read as follows:

                     Net Rentable            Base Annual                        Base Monthly
Months                   Area                Rental Rate                             Rent
------             ----------------        ----------------                    ----------------
1 - 6                  19,547                   $15.50          25,248.21
                        6,079                     7.75           3,926.02         $29,174.23
                                                                ---------

7 - 8.5                25,626                    15.50          33,100.25
                        6,641                    17.50           9,684.79          42,785.04
                                                                ---------

8.5 - 30               27,513                    15.50          35,537.63
                        6,641                    17.50           9,684.79          45,222.42
                                                                ---------
31 - 60                34,154                    19.50                             55,500.25

4.  Tenant Improvement Allowance:
    -----------------------------

     The following terms shall be added to the existing Lease language:

     It is agreed between Lessor and Lessee that, for the purposes of refurbishing and improving the expansion space, incorporated by this Second Amendment to Lease, that the tenant improvement allowance covering said space shall be $28,305.00.

     It is also agreed between Lessor and Lessee that should Lessee's actual tenant improvement cost be less than $28,305.00 then any such savings shall be paid to Lessee, in cash, upon certification that substantial completion of the tenant improvements has occurred.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease the day and year first set forth above.

Lessee:                                  Lessor:

ASYMETRIX CORPORATION                    DEAN WITTER REALTY INCOME
a Washington corporation                 PARTNERSHIP II, L. P.
                                         A Delaware limited partnership

/s/ Hubert Kolde
------------------------------           DEAN WITTER REALTY INCOME
Hubert Kolde                             PROPERTIES II, INC.
Executive Vice President                 a Delaware corporation
                                         It's General Partner

                                         /s/ John J. Preotle, Jr.
                                         _______________________________
                                         John J. Preotle, Jr.
                                         President

                            THIRD AMENDMENT TO LEASE


     This Third Amendment to Lease is agreed to as of this 29th day of September, 1992 by and between ASYMETRIX CORPORATION, a Washington Corporation ("Lessee") and DEAN WITTER REALTY INCOME PARTNERSHIP II, L. P., a Delaware limited partnership ("Lessor").


                                   Background
                                   ----------

     By Agreement of office Lease, dated the 24th of May 1992 (the "Lease or "Master Lease") and by the First Amendment to Lease dated the 16th day of April, 1992 and Second Amendment to Lease dated the 20th day of May, 1992, Lessor has leased to Lessee 34,154 square feet of office space ("Rentable Area") on the seventh (7th), and third (3rd) floors of the office Building, which is more specifically described in said Lease, located at 110 - 110th Avenue NE, Bellevue, Washington (the "Building" or the "Property").

     Whereas, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease:

     Now, therefore, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits
         -----------------------

          The following sections shall be amended and restated in their entirety:

          (b) Premises: Consists of 32,267 net rentable square feet on the seventh (7th) floor, 1,887 net rentable square feet on the third
               (3rd) floor) (the "Second Amendment Expansion Space"), and 3,017 net rentable square feet on the sixth (6th) floor (Third Amendment Expansion Space), to be known as Suite 700, Suite 300 and Suite 690 respectively, of the Building. The Third Amendment Expansion Space shall be as outlined on the floor plan(s) attached hereto as Exhibit C.

          (c) Floor Areas: The agreed net rentable area of the total Premises is 37,171 square feet and of the Building is 213,000 square feet.

          (d)  Commencement Dates:

          The following terms shall be added to the existing Lease language:



                                                              Rentable
                                     Suite No.                 Area
                                     ---------               --------
November 1, 1992                       690                    3,017

     2.   Special Provisions
          ------------------

The following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:

1.   Rental Rate:
     ------------

     Shall be modified to read as follows:



                                                                        Base
                            Net Rentable     Base Annual               Monthly
Dates             Months        Area         Rental Rate                Rent
-----             ------        ----         -----------               -------

11/0/91 -         1 - 6        19,547           $15.50  25,248.21
04/30/92                        6,079             7.75   3,926.02     $29,174.23
                                                        ---------

05/01/92 -        7 - 8.5      25,626            15.50  33,100.25
07/15/92                        6,641            17.50   9,684.79      42,785.04
                                                        ---------

07/15/92 -        8.5 - 12     27,513            15.50  35,537.63
10/31/92                        6,641            17.50   9,684.79      45,222.42
                                                        ---------

11/01/92 -        13 - 18      27,513            15.50  35,537.63
04/30/92                        6,641            17.50   9,684.79
                                1,200            19.50   1,950.00      47,172.42
                                                        ---------

05/01/93 -        19 - 30      27,513            15.50  35,537.63
04/30/94                        6,641            17.50   9,684.79
                                3,017            19.50   4,902.63      50,125.05
                                                        ---------

05/01/94 -        31 - 60      37,171            19.50  60,402.88
10/31/96


4.  Tenant Improvement Allowance
    ----------------------------

     The following terms shall be added to the existing Lease language:

     It is agreed between Lessor and Lessee that, for the purposes of refurbishing and improving the expansion space, incorporated by this Third Amendment to Lease, that the tenant improvement allowance covering said space shall be $43,888 or $16.00 per usable square foot on 2,743 usable square feet.

     It is also agreed between Lessor and Lessee that should Lessee's actual tenant improvement cost be less than $43,888.00 then any such savings shall be paid to Lessee, in cash, upon certification that substantial completion of the tenant improvements has occurred.

14.  Extended Occupancy
     ------------------

     The following section shall be added to the existing Lease language:

     Lessor and Lessee acknowledge that Lessee has taken occupancy of Suite 409 which encompasses 9,373 net rentable square feet at the Building. Such occupancy has been achieved via a Sublease Agreement by Lessee and NCR Corporation. Pursuant to the original lease, the sublease agreement and this Lease Agreement, Lessee shall have the right and privilege to occupy said space through May 5, 1994.

     In addition Lessor herein grants to Lessee the option to extend its occupancy in said space for a period effective the termination date (May 5, 1994) covering Lessor's current occupancy of such space through October 31, 1997. This right to extend is subject to the receipt by Lessor from Lessee of written notice of the exercise of this option no later than July 31, 1993. Such extended occupancy shall be upon the same terms and conditions of the Lease Agreement between Lessee and Lessor dated May 24, 1991 including the payment of Rent on a per square foot basis which shall be at the annual rate of $19.50 per rentable square foot or $15,231.13 per month for the Extended Occupancy. The exercise of this option shall be documented by written instrument between parties, upon the exercising of this option by Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease the day and year first set forth above.

Lessee:                                 Lessor:

ASYMETRIX CORPORATION                   DEAN WITTER REALTY INCOME
a Washington corporation                PARTNERSHIP II, L. P.
                                        a Delaware limited partnership

/s/ HUBERT KOLDE
_________________________________       DEAN WITTER REALTY INCOME
Hubert Kolde                            PROPERTIES II, INC.
Executive Vice President                a Delaware corporation
                                        It's General Partner

                                        /s/ JOHN J. PREOTLE
                                        _______________________________
                                        John J. Preotle, Jr.
                                        President

                           FOURTH AMENDMENT TO LEASE
                           -------------------------


     THIS FOURTH AMENDMENT TO LEASE (the "Fourth Amendment") is agreed to as of this the 27 day of August, 1993 by and between ASYMETRIX CORPORATION, a Washington Corporation ("Lessee") and DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., a Delaware limited partnership ("Lessor").

                                   BACKGROUND
                                   ----------

     BY FOURTH AMENDMENT OF OFFICE LEASE, dated the 24th of May, 1991 (the "Lease" or "Master Lease") and by the First Amendment to Lease (dated the 16th of April, 1992) and by the Second Amendment to Lease (dated the 20th of May,
1992) and by the Third Amendment to Lease (dated the 29th of September 1992), Lessor has leased to Lessee 37,171 square feet of office space ("Rentable Area") in the office building, which is more specifically described in said Lease, located at 110-110th Avenue, N.E., Bellevue, Washington (the "Building" or the "Property").

     WHEREAS, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease:

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits.  The following sections shall be amended and
         -----------------------
restated in their entirety:

          (b) Premises: Upon the effective date of this Fourth Amendment, the Premises shall consist of the following specific areas:

                                                                         Rentable
                                                                        Square Feet
                                                                        -----------
Seventh Floor:
        . Initial Space
        . First Amendment Expansion Space                                 25,626
                                                                           6,641
Sixth Floor:
        . Third Amendment Expansion Space
                                                                           3,017
Fifth Floor:
        . Fourth Amendment Expansion Space                                 8,125 (1)


Fourth Floor:
        . Fourth Amendment Expansion Space                                 9,373

Third Floor:
        . Second Amendment Expansion Space                                 1,887
        . Fourth Amendment Expansion Space                                 4,352
        . Fourth Amendment Expansion Space                                 7,689
                                                                          ------
TOTAL Rentable Area                                                       66,710 (1)
                                                                          ======

(1) NOTE: Lessor and Lessee acknowledge that this amount is an estimated figure which will be subject to additional planning and a final measurement with the exact amount to be agreed upon between Lessor and Lessee.

     The areas indicated above as the Fourth Amendment Expansion Spaces are documented on the attached Exhibit(s) C, C-1 and C-2.


     (c) Floor Areas: Upon the effective date of this Fourth Amendment, the agreed Net Rentable Area of the Premises is 66,710 square feet and of the Building is 213,000 square feet.

     (d) Commencement Dates: The following terms shall be added to the existing Lease language:

         The effective date of this Fourth Amendment to Lease shall be the earlier of the date of substantial completion of the Tenant Improvements related to the Fourth Amendment Expansion Space or November 1, 1993.

         Lessee and Lessor agree that upon establishment of the effective date of this Fourth Amendment, such date, along with the final agreed upon rentable square feet, will be memorialized by the parties through a Commencement Date Letter Agreement.

     (e) Expiration Date: Shall remain at October 31, 1996 for the 37,171 RSF leased and occupied pursuant to the initial Lease and the First, Second and Third Amendments to Lease. For the space leased pursuant to this Fourth Amendment (the "Fourth Amendment Expansion Space") comprising 29,539 RSF, the Expiration Date shall be October 31, 1998.

     42.  Brokers.  The following shall be added to the existing Lease document:
          -------

          Lessee and Lessor warrant to each other that they have had no dealings with any real estate broker or agents in connection with the negotiation of this Fourth Amendment to Lease excepting only Leibsohn & Company and CB
                                                   ------------------     --
     Commercial and it knows of no other real estate broker or agent who is
     ----------
     entitled to a commission in connection with this lease. Lessee and Lessor shall be held harmless from any claims which arise from dealings by Lessee or Lessor with any other brokers in regards to this Lease.

     43.  Special Provisions.  The following language shall be added to the
          ------------------
     existing Lease document.

          The Special Provisions of the Lease have been modified in certain instances and such modifications are attached hereto as Attachment I and are incorporated hereby and made a part of the overall Lease. Lessor and Lessee agree that any such modifications shall supersede the prior Lease terms.


     Except as expressly provided herein, or that which is inconsistent herewith, the Lease is hereby ratified by the Lessor and Lessee and all other terms and conditions of the Lease shall apply during the remaining Lease Term.

LANDLORD:                                       TENANT:

DEAN WITTER REALTY INCOME                       ASYMETRIX CORPORATION
PARTNERSHIP II, L.P., a Delaware limited        a Washington corporation
partnership

DEAN WITTER REALTY INCOME
PROPERTIES II, INC.                             /s/ Hubert Kolde
a Delaware corporation,                         ------------------------
its General Partner                             Hubert Kolde
                                                President
/s/ E. Davisson Hardman, Jr.
____________________________
E. Davisson Hardman, Jr.
President

                            LANDLORD ACKNOWLEDGMENT
                            -----------------------

STATE OF NEW YORK  )

                   )   ss.

COUNTY OF NEW YORK )

     I certify that I know or have satisfactory evidence that E. Davisson Hardman, Jr. is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the President of Dean Witter Realty Income Properties II, Inc., the general partner of DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., a Delaware limited partnership, to be the free and voluntary act of such partnership for the uses and purposes mentioned in the instrument.

     Dated this 20th day of September, 1993.

                              /s/ Leinaala E. Burger
                              ----------------------
                              (Signature of Notary)

                              LEINAALA E. BURGER
                              Notary Public, State of New York
                              No. 31-4982798
                              Qualified in New York County
                              Commission Expires June 10, 1995
                              --------------------------------

                              Notary public in and for the state of Washington, residing at _____________________________________

                              My appointment expires __________________________

                             TENANT ACKNOWLEDGMENT
                             ---------------------


STATE OF WASHINGTON )
                    )   ss.
COUNTY OF KING      )

          I certify that I know or have satisfactory evidence that Hubert Kolde is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the President of ASYMETRIX CORPORATION, a Washington corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

       Dated this 27th day of August, 1993.


                              /s/ Julie Geiger
                              -------------------------------
                              (Signature of Notary)


                              JULIE GEIGER
                              -------------------------------

                              Notary public in and for the state of Washington, residing at Bellevue ___________________________

                              My appointment expires 12-9-95
                                                     -------------------------

                                  ATTACHMENT 1
                                  ------------


                               SPECIAL PROVISIONS

     Upon the effective date of this Fourth Amendment, the following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:

     1.   Rental Rate.  Shall be modified as follows:
          -----------

                                                                        Total
                              Net           Base         Base            Base
                            Rentable    Annual Rate/    Monthly        Monthly
          Date                Area           SF          Rent            Rate
---------------------------------------------------------------------------------
effective date to            27,513     $15.50         $35,537.63
April 30, 1994                6,641      17.50           9,684.79
                              3,017      19.50           4,902.63
                              4,352      14.00           5,077.33
                              9,373       0.00               0.00(a)
                             15,814      18.25          24,050.46
                             ------                     ---------
                             66,710                                   $79,252.84
                             ======                                   ==========

May 1, 1994 to              37,171    $19.50     $60,402.88
July 31, 1995                4,352     14.00       5,077.33
                            25,187     18.25      38,305.23          $103,785.44
                            ------               ----------          ===========
                            66,710
                            ======

August 1, 1995 to           37,171    $19.50     $60,402.88
October 31, 1996            29,539     18.25
                            ------                44,923.90          $105,326.78
                            66,710               ----------          ===========
                            ======

November 1, 1996            29,539     $18.25                        $44,923.90
to October 31, 1998         ======                                   ==========


     (a) Base monthly Rent on said space to be received by Lessor from Teradata Corporation, until April 30, 1994, in accordance with an existing lease between these two parties.

3.   Parking.  The following terms shall be added to the existing Lease
     -------
     language:

     Upon the effective date of this Fourth Amendment to Lease, Lessor grants to Lessee the right to eighty-nine (89) additional parking spaces (limited to 45 spaces through May 31, 1994) in the Building parking garage. From the effective date of this Fourth Amendment until October 31, 1996, except that Landlord agrees to provide the 44 passes associated with the Teradata space free for the month of May 1994, said spaces shall be provided at the monthly rate of $47.50 per space.

     Subsequent to October 31, 1996, such spaces shall be provided at the prevailing fair market rate for said spaces which rate shall not exceed the rates established for covering parking at comparable Bellevue CBD mid-rise office buildings.

     4.   Tenant Improvement Allowance.  The following terms shall be added to
          ----------------------------
the existing Lease language:


          It is agreed between Lessor and Lessee that, for the purposes of refurbishing and improving the expansion space, incorporated by this Fourth Amendment to Lease, that Lessor's sole obligation shall be to provide a tenant improvement allowance covering said space in the amount of $441,125.00 (the "Tenant Improvement Allowance") computed in the following manner:

Currently Occupied:

Third Floor Space:             3,956 USF (4,352 RSF) x $3.00 x 3.25 years =     $ 38,571.00

Fourth Floor Space:            8,521 USF (9,373 RSF) x $3.00 x 4.50 years =      115,034.00

New Space:

Third Floor Space:             6,990 USF (7,689 RSF) x $4.00 x 5 years =         139,800.00
Fifth Floor Space              7,386 USF (8,125 RSF) x $4.00 x 5 years =         147,720.00

                                                                                $441,125.00
                                                                                ===========

          It is also agreed between Lessor and Lessee that should Lessee's actual tenant improvement cost be less than the Tenant Improvement Allowance then any such savings shall be paid to Lessee, in cash, upon certification that substantial completion of the tenant improvements has occurred.

     7.   Right of First Offer.  The following language shall be added to and
          --------------------
shall replace the existing Lease language:

          During the initial Lease Term of this Lease, Lessee shall have the Right of First Offer on any space which becomes available within the Building.

          Lessee may exercise its Right of First Offer in and during any calendar year by giving Lessor written notice of its desire to lease additional space. Upon receipt of such notification Lessor shall provide written notice to Lessee of the anticipated vacancies in that calendar year. Upon receipt of Lessor's notice, Lessee may initiate an offer to lease such space. However, Lessor shall not be obligated to provide such space should such space not be vacated as originally anticipated. The lease terms shall be the then prevailing market terms for comparable office space in the Bellevue Central Business District with a termination date of October 31, 1998. Lessor shall grant Lessee a Tenant

     Improvement Allowance of $3.00 per usable square foot per year of the remaining Lease term, pro-rated for any partial year.

          Should Lessee's tenant improvements on any such expansion space cost less than the $3.00 per usable square foot allowance, then any such savings shall be paid to Lessee in cash upon certification that substantial completion of tenant improvements has occurred.

          Upon request by Lessee, Lessor shall provide Lessee or its agents with a schedule of the expiration dates of the leases within the Building and shall use its best effort to keep Lessee informed of any and all anticipated vacancies and pending negotiations for space in the Building and Lessee shall make its best effort to keep Lessor informed of its specific expansion needs.

          Lessee agrees that any additional space leased and occupied pursuant to this provision shall have an expiration date of October 31, 1998 and shall not be subject to the Right of Cancellation as outlined in Item #16 of this Special Provision section. Lessor agrees that the above statement is subject to two specific exceptions, these being Suite 340 comprising 1,656 RSF and Suite 385 comprising 2,179 RSF. It is agreed that should Lessee expand and occupy said space by June 30, 1994 then such space shall be subject to the existing terms and conditions of the Lease, as modified through the Fourth Amendment to Lease, including the following:

          Base Rent                                          $18.25/RSF
          Tenant Improvement Allowance                   $3.00/USF/Year
          Expiration Date                              October 31, 1998
          Subject to Right of Cancellation Option                   Yes

     16.  Right of Cancellation Option.  Lessor hereby grants to Lessee the
          ----------------------------
option to cancel its longer term commitment (October 31, 1998) pertaining to the Fourth Amendment Expansion Space as of October 31, 1996 upon the following terms and conditions:

          Lessee agrees that it shall provide Lessor with written notice of its intent to exercise this option not later than January 31, 1996.

          Lessee agrees to reimburse Lessor for 40% of the Tenant Improvement Allowance and lease commission costs associated with the space leased and occupied pursuant to this Fourth Amendment, covering the initial 29,539 RSF plus 50% of any Tenant Improvement Allowance and lease commission costs for Suite 340 and Suite 385 if such are leased subject to the provisions of
     Section 7 above. Lessee agrees that it shall provide such reimbursement not later than September 1, 1996.

     17.  After Hours HVAC.
          ----------------

     Lessor agrees to provide after hours HVAC to Lessee upon request provided such request is made by Lessee not later than 1:00 p.m. on a normal business day, not later than 1:00 p.m. on the day preceding a recognized holiday or not later than 1:00 p.m. on Friday for additional service on a Saturday or Sunday.

     To compensate Lessor for the cost of providing such after hours HVAC service, Lessee agrees to reimburse Lessor at the rate of $17.00 per hour for such service during the months of October through May, of any given year and at the rate of $23.00 per hour for any such service required during the months of June through September.

     18.  Superseding/Reaffirmation Provision.  Lessor and Lessee acknowledge
          -----------------------------------
that the following areas of the Building, which are addressed in the Fourth Amendment, are presently subject to existing lease Fourth Amendments as follows:

Suite 390      4,352 RSF          Direct Lease between Lessor and Lessee dated July
                                  16, 1992.

Suite 490      9,373 RSF          Direct Lease between Lessor and Teradata
                                  Corporation dated March 3, 1989, and;

                                  Sublease Fourth Amendment between Lessee (as
                                  Tenant) and NCR Corporation, successor in interest to
                                  Teradata Corporation (as "Landlord")

     With regards to the above noted Rentable Square Feet of the Building, the Lessor and Lessee agree to the following:

Suite 390                         It is agreed that upon the effective date of this Fourth
                                  Amendment to Lease, such Lease agreement shall
                                  terminate and be superseded by this Lease agreement
                                  as modified by this Fourth Amendment.

Suite 490                         It is agreed that the existing Lease agreement and
                                  sublease agreement will remain in effect until the
                                  natural expiration of said documents.

                                  It is further agreed that immediately upon said
                                  expiration of the direct lease between Lessor and
                                  Teradata Corporation dated March 3, 1989 the terms
                                  and conditions of this Lease agreement as modified by
                                  this Fourth Amendment shall be in full force and
                                  effect with respect to such space.

                            FIFTH AMENDMENT TO LEASE
                            ------------------------

     THIS FIFTH AMENDMENT TO LEASE (THE "Fifth Amendment") is agreed to as of this the 29th day of April, 1995 by and between ASYMETRIX CORPORATION, a Washington Corporation ("Lessee") and DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., a Delaware limited partnership ("Lessor").


                                   BACKGROUND
                                   ----------

     By Agreement of office Lease, dated the 24th of May, 1991 (the "Lease" or "Master Lease") and subsequent amendments, as indicated below, Lessor leased to Lessee 66,832 square feet of office space ("Rentable Area") on floors three (3), four (4), five (5), six (6) and seven (7) of the office building, which is more specifically described in said Lease, located at 110-110th Avenue, N.E. in Bellevue, Washington (the "Building" or the "Property").

     Subsequent to the initial Lease agreement, Lessor and Lessee have entered into the following Lease Amendment(s):


                   Hereinafter referred to as:    Dated:
                   --------------------------     ------

                   First Amendment to Lease       April 16, 1992
                   Second Amendment to Lease      May 20, 1992
                   Third Amendment to Lease       September 29, 1992
                   Fourth Amendment to Lease      August 27, 1993

     WHEREAS, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits.  The following sections shall be amended and
         -----------------------
restated in their entirety:

         (b) Premises: Upon the Effective Date of this Fifth Amendment, the Premises shall consist of the following specific areas:


                                                            Rentable
                                                           Square Feet
                                                           -----------
Seventh Floor:

     .   Initial Space                                        25,626
     .   First Amendment Expansion Space                       6,641

Fifth Floor:

     .   Fourth Amendment Expansion Space                      8,247

Fourth Floor:

     .   Fourth Amendment Expansion Space                    9,373

Third Floor:

     .   Second Amendment Expansion Space                    1,887
     .   Fourth Amendment Expansion Space                    4,352
     .   Fourth Amendment Expansion Space                    7,689
                                                            ------

     TOTAL Rentable Area                                    63,815
                                                            ======

Lessee and Lessor acknowledge that the effect of this Fifth Amendment is to return to Lessor and relieve Lessee of its obligation on 3,017 rentable square feet on the sixth (6th) floor of the Building which had been previously identified as the ""Third Amendment Expansion Space."

          (c) Floor Areas: Upon the effective date of this Fifth Amendment, the agreed Net Rentable Area of the Premises shall be 63,815 square feet and of the Building is 213,000 square feet.

          (d) Commencement Dates: The following terms shall be added to the existing Lease language:


               The effective date of this Fifth Amendment to Lease shall be May 1, 1995 (the "Effective Date").

          (e) Expiration Date: Shall remain at October 31, 1996 for the 34,154 RSF leased and occupied pursuant to the initial Lease and the First, Second and third Amendments to Lease. For the space leased pursuant to the Fourth Amendment, comprising a total of 29,661 RSF, the Expiration Date shall be October 31, 1998.

     43.  Special Provisions.  The following language shall be added to the
          ------------------
existing Lease document:

       The Special Provisions of the Lease have been modified in certain instances and such modifications are attached hereto as Attachment I and are incorporated hereby and made a part of the overall Lease. Lessor and Lessee agree that any such modifications shall supersede the prior Lease terms.

     Except as expressly provided herein, or that which is inconsistent herewith, the Lease is hereby ratified by the Lessor and Lessee and all other terms and conditions of the Lease shall apply during the remaining Lease Term.


LESSOR:                                         LESSEE:

DEAN WITTER REALTY INCOME                       ASYMETRIX CORPORATION
PARTNERSHIP II, L.P.                            a Washington corporation
a Delaware limited partnership
                                                /s/ JOHN D. ATHERLY
DEAN WITTER REALTY INCOME                       _____________________________
PROPERTIES II, INC.                             John D. Atherly
a Delaware corporation                          Executive Vice President
its General Partner

/s/ E. DAVISSON HARDMAN
________________________
E. Davisson Hardman, Jr.
President

                                  ATTACHMENT I
                                  ------------

                               SPECIAL PROVISIONS


     Upon the Effective Date of this Fifth Amendment, the following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:

     1.  Rental Rate.  Shall be modified as follows:
         -----------


                        Net Rentable  Base Annual  Base Monthly   Total Base
Date                        Area        Rate/SF        Rent      Monthly Rent
----                        ----        -------        ----      ------------
May 1, 1995 to
July 31, 1995             34,154        $19.50      $55,500.25
                           4,352         14.00        5,077.33
                          25,309         18.25       38,490.77
                          ------                     ---------
                          63,815                                   $99,068.35
                          ======                                    =========
August 1, 1995 to
October 31, 1996          34,154        $19.50      $55,500.25
                          29,661         18.25       45,109.44
                          ------                    ----------
                          63,815                                  $100,609.69
                          ======                                   ==========

November 1, 1996
to October 31, 1998       29,661        $18.25                     $45,109.44
                          ======                                    =========

     3.  Parking. The following terms shall be added to the existing Lease
         --------
         language:

          Upon the Effective Date of this Fifth Amendment to Lease, Lessor's grant to Lessee for parking shall be reduced by twelve (12) parking spaces.

                            SIXTH AMENDMENT TO LEASE
                            ------------------------


     THIS SIXTH AMENDMENT TO LEASE (the "Sixth Amendment") is agreed to as of this the 26th day of January, 1996 by and between ASYMETRIX CORPORATION, a Washington Corporation ("Lessee") and DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P., a Delaware limited partnership ("Lessor").


                                   BACKGROUND
                                   ----------

     By Agreement of Office Lease, dated the 24 of May, 1991 and subsequent amendments (collectively the "Lease" or "Master Lease"), as indicated below, Lessor leased to Lessee 65,815 square feet of office space ("Rentable Area") on floors three (3), four (4), five (5), six (6) and seven (7) of the office building, which is more specifically described in said Lease, located at 110-110th Avenue, N.E. in Bellevue, Washington (the "Building" or the "Property").

     Subsequent to the initial Lease agreement, Lessor and Lessee have entered into the following Lease Amendment(s):

          Hereinafter referred to as:          Dated:
          --------------------------           -----

          First Amendment to Lease          April 16, 1992
          Second Amendment to Lease           May 20, 1992
          Third Amendment to Lease      September 29, 1992
          Fourth Amendment to Lease         August 27,1993
          Fifth Amendment to Lease           April 29,1995

     WHEREAS, Lessee and Lessor are decisions of further modifying the terms and conditions of said Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that the above described Lease shall be modified as follows:

                                  ATTACHMENT 1
                                  ------------

                               SPECIAL PROVISIONS

     Upon the date of this Sixth Amendment, the following section of Attachment I of the Lease shall be modified as follows:

     8.  Renewal Option.  Lessee shall have the option to renew this lease for a
         --------------
period of five (5) years by providing Lessor with written notification of its intent to renew no later than March 31, 1996. The rental rate shall be the then prevailing rental rate for comparable office space located in the Bellevue Central Business District. In addition, Lessor shall pay to Lessee a tenant improvement allowance of $8.00 per usable square foot upon the effective date of the renewal Lease term.

     Should Lessee's tenant improvements cost less than $8.00 per usable square foot then any such savings shall be paid to Lessee in cash upon certification that substantial completion of all tenant improvements has occurred.

     16.  Right of Cancellation Option.  Lessor hereby grants to Lessee the
          ----------------------------
option to cancel its longer term commitment (for office space expiring October 31, 1998) pertaining to the Fourth Amendment Expansion Space as of October 31, 1996 upon the following terms and conditions:

          Lessee agrees that it shall provide Lessor with written notice of its intent to exercise this option not later than March 31, 1996.

          Lessee agrees to reimburse Lessor for 40% of the Tenant Improvement Allowance and lease commission costs associated with the space leased and occupied pursuant to the Fourth Amendment, covering the initial 29,539 RSF plus 50% of any Tenant Improvement Allowance and lease commission costs for Suite 340 and Suite 385 if such are leased subject to the provisions of
     Section 7 of the Special Provisions and documented in the Fourth Amendment. Lessee further agrees that it shall provide such reimbursement not later than September 1, 1996.


     Except as expressly provided herein, or that which is inconsistent herewith, the Lease is hereby ratified by the Lessor and Lessee and all other terms and conditions of the Lease shall apply during the remaining Lease Term.


LANDLORD:                                       TENANT:



Dean Witter Realty Income Partnership II, L.P.  Asymetrix Corporation
a Delaware limited partnership                  a Washington corporation


                                                /s/ JOHN D. ATHERLY
Dean Witter Realty Income Properties II, Inc.   --------------------------
a Delaware corporation,
its General Partner


/s/ ROBERT B. AUSTIN
------------------------------
Robert B. Austin
Vice President

                             LESSOR ACKNOWLEDGMENT
                             ---------------------


STATE OF NEW YORK        )
                         )  ss.
COUNTY OF NEW YORK       )

     I certify that I know or have satisfactory evidence that Robert B. Austin is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Vice President of Dean Witter Realty Income Partnership II, L.P., a Delaware limited partnership, to be the free and voluntary act of such partnership for the uses and purposes mentioned in the instrument.

     Dated this 26th day of January, 1996.



                                    ---------------------------------------
                                    /s/ LEINAALA E. EL HOUSHY
                                    ---------------------------------------
                                    (Signature of Notary Public)


                                    LEINAALA E. EL HOUSHY
                                    ---------------------------------------
                                    (Legibly Print or Stamp Name of Notary)

                                    Notary public in and for the state of New
                                    York, residing at New York.

                                    My appointment expires  10/19/97   .
                                                            -----------

                             LESSEE ACKNOWLEDGMENT
                             ---------------------


STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )

     I certify that I know or have satisfactory evidence that John D. Atherly is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as VP Finance/OPS of Asymetrix Corporation, to be the free and voluntary act of such partnership for the uses and purposes mentioned in the instrument.

     Dated this 24th day of January, 1996.




                                    ---------------------------------------
                                    /s/ JULIE GEIGER
                                    ---------------------------------------
                                    (Signature of Notary Public)


                                    JULIE GEIGER
                                    ---------------------------------------
                                    (Legibly Print or Stamp Name of Notary)

                                    Notary public in and for the state of
                                    Washington, residing at Bellevue.

                                    My appointment expires  12-9-99.

                                                            702352

                           SEVENTH AMENDMENT TO LEASE
                           --------------------------

     THIS SEVENTH AMENDMENT TO LEASE (the "Seventh Amendment") is agreed to as of this the 31st day of March, 1996 by and between Asymetrix Corporation, a Washington Corporation ("Lessee") and Dean Witter Realty Income Partnership II, L.P., a Delaware limited partnership ("Lessor").


                                   BACKGROUND
                                   ----------


     By Agreement of Office Lease, dated the 24th of May, 1991 and subsequent amendments (collectively the "Lease" or "Master Lease"), as indicated below, Lessor leased to Lessee 63,815 square feet of office space ("Rentable Area") on floors three (3), four (4), five (5) and seven (7) of the office building, which is more specifically described in said Lease, located at 110-110th Avenue, N.E. in Bellevue, Washington (the "Building" or the "Property").

     Subsequent to the initial Lease agreement, Lessor and Lessee have entered into the following Lease Amendment(s):


Hereinafter referred to as:                             Dated:
---------------------------                             ------
First Amendment to Lease                        April 16, 1992
Second Amendment to Lease                         May 20, 1992
Third Amendment to Lease                    September 29, 1992
Fourth Amendment to Lease                      August 27, 1993
Fifth Amendment to Lease                        April 29, 1995
Sixth Amendment to Lease                      January 26, 1996


     WHEREAS, Lessee and Lessor are desirous of further modifying the terms and conditions of said Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Lessee and Lessor mutually covenant and agree that above described Lease shall be modified as follows:

     1.  Lease Data and Exhibits.  The following section shall be amended and
         -----------------------
restated in their entirety:

          (b) Premises: Upon the Effective Date of this Seventh Amendment, the Premises shall consist of the following specific areas:



                                               Rentable            Premises
                                              Square Feet       Expiration Date
                                              -----------       ---------------
Seventh Floor          . Initial Space          25,626             10/31/99
                       . First Amendment Space   6,641             10/31/99


Fifth Floor             . Fourth Amendment Space  8,247            10/31/98

Fourth Floor:           . Fourth Amendment Space  9,373            10/31/98

Third Floor             . Second Amendment Space  1,887            10/31/99
                        . Fourth Amendment Space  4,352            10/31/98
                        . Fourth Amendment Space  7,689            10/31/98
                                                  -----

                          TOTAL Rentable Area    63,815
                                                 ======


          (c) Floor Areas: Upon the effective date of this Seventh Amendment, the agreed Net Rentable Area of the Premises shall be 63,815 square feet and of the Building shall be 213,000 square feet.

          (d) Commencement Dates: The following terms shall be added to and where applicable supersede the existing Lease language:

          The effective date of this Seventh Amendment to Lease shall be April 1, 1996 (the "Effective Date").

          (e) Expiration Date: Shall be October 31, 1999 for the 34,154 RSF leased as identified above in 1(b). For the remaining space leased, comprising a total of 29,661 RSF also as indicated in 1(b) above, the Expiration Date shall be October 31, 1998.

     15.  Assignment and Subletting.  The following language will be added to
          -------------------------
this Section of the Lease and shall take effect as of the date of this Seventh
Amendment:

          Lessee's right to assign its interests under the Lease or sublease all or a part of the Premises are documented in this Section 15 of the Lease. It is agreed between Lessor and Lessee that in addition to the terms previously documented the following shall be added:

          Should Lessee desire to assign the Lease or sublease all or any portion of the Premises during the Term to a party other than an Affiliate of Lessee, upon Lessee's request to Lessor for Lessor's approval of such assignment or subletting in accordance with the provisions of Section 15 of the Lease, Lessor may, in addition to its other rights under this Section elect to terminate the Lease for the portion of the Premises noted in Lessee's request as of the proposed effective date of such assignment or subletting. If Lessor so desires, it shall also have the right to enter into direct negotiations with such proposed assignee or subtenant for the achievement of a direct lease with said group.

          In the event the Premises or any part thereof has been vacated by Lessee during the final twelve (12) months of the Term, Lessor shall have the right to market the Premises to third party tenants and shall be entitled to enter into a new lease agreement with such new tenant for all or any portion of the Premises. In such event, Lessor shall be entitled to access to the Premises during such period to construct improvements for such new tenant and the Lease obligation of Lessee shall terminate as of the commencement date of such new lease to the extent only that any part of the Premises is so re-leased.

          Lessor and Lessee acknowledge that if Lessee vacates its Premises early that it is in the best interest of the both the Lessor and the Lessee to undertake the effort to achieve an immediate and early re-lease of the premises whether it be in whole or in part. It is understood and agreed that both parties may be simultaneously marketing the Premises and agree to cooperate with one another and keep one another informed of their marketing activities. Additionally, Lessee agrees that upon abandoning the Premises or any clearly defined part thereof, that it will immediately notify the Lessor of such.
Lessor and Lessee shall reasonably cooperate with one another so as to accommodate Lessee's potential need to vacate the Premises and obtain a replacement tenant to offset its rental obligations under the Lease and Lessor's desire to find a long term tenant for the Premises.

     43.  Special Provisions.  The following language shall be added to the
          ------------------
existing Lease document:

          The Special Provisions of the Lease have been modified in certain instances and such modifications are attached hereto as Attachment I and are incorporated hereby and made a part of the overall Lease. Lessor and Lessee agree that any such modifications shall supersede the prior Lease terms upon the Effective Date of this Seventh Amendment.

     Except as expressly provided herein, or that which is inconsistent herewith, the Lease is hereby ratified by the Lessor and Lessee and all other terms and conditions of the Lease shall apply during the remaining and extended Lease Term.

LESSOR:                                                TENANT:

Dean Witter Realty Income Partnership II, L.P.         Asymetrix Corporation
a Delaware limited partnership                         a Washington corporation


Dean Witter Realty Income Properties II, Inc.          /s/ John D. Atherly
a Delaware corporation,                                _________________________
its General Partner                                    John D. Atherly
                                                       Vice President

/s/ Robert B. Austin
______________________________________
Robert B. Austin
Vice President

                                  ATTACHMENT I
                                  ------------

                               SPECIAL PROVISIONS


     Upon the Effective Date of this Seventh Amendment, the following sections of Attachment I to the Lease ("Special Provisions") shall be modified as follows:


     1.    Rental Rate.
           ------------
                          Net Rentable  Base Annual  Base Monthly     Total Base
Date                         Area        Rate/SF        Rent        Monthly Rent
----                         ----        -------        ----        ------------

August 1, 1995 to
October 31, 1996           34,154        $19.50        $55,500.25
                           29,661         18.25         45,109.44
                           ------                      ----------
                           63,815                                    $100,609.69
                           ======                                    ===========

November 1, 1996
to October 31, 1998        63,815        $20.00                      $106,358.33
                           ======                                    ===========

November 1, 1998
to October 31, 1999        34,154        $20.00                       $56,923.33
                           ======                                     ==========

     7.  Right of First Offer.  Lessor and Lessee agree that this Section of
         --------------------
         the Special Provisions to the Lease shall be deleted and shall no longer be in effect as of the Effective Date of the Seventh Amendment.

     8.  Renewal Option.  Lessee shall have the option to extend this Lease for
         ---------------
         a period of five (5) years for all of its leased Premises (34,154 RSF to October 31, 2004 and 29,661 RSF to October 31, 2003) by providing Lessor with written notification of its intent to renew no later than January 31, 1998. The rental rate shall be the then prevailing rental rate for comparable office space located in the Bellevue Central Business District. In addition, Lessor shall pay to Lessee a tenant improvement allowance of $8.00 per usable square foot upon the effective date of the renewal Lease term.

     Should Lessee's tenant improvements cost less than $8.00 per usable square foot then any such savings shall be paid to Lessee in cash upon certification that substantial completion of all tenant improvements has occurred.


     16.  Right of Cancellation Option.  It agreed by Lessor and Lessee that
          ----------------------------
this section of the Lease have no further force or effect and is therefore deleted in its entirety.